10.1


                               FINANCING AGREEMENT




                    THE CIT GROUP/COMMERCIAL SERVICES, INC.,
                           as agent for itself and for
                               CIT FINANCIAL LTD.

                                   (as Lender)

                                       and

                               RONSON CORPORATION.
                      RONSON CONSUMER PRODUCTS CORPORATION
                              RONSON AVIATION, INC.
                                       and
                        RONSON CORPORATION OF CANADA LTD.

                                 (as Borrowers)


                              Dated: July 31, 2006






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                                      TABLE OF CONTENTS
                                                                                    Page
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SECTION 1.   Definitions...............................................................1

   1.1   Defined Terms.................................................................1

SECTION 2.   Conditions Precedent.....................................................15

SECTION 3.   Revolving Loans and Collections..........................................18

   3.1   Funding Conditions and Procedures............................................18

   3.2   Handling of Proceeds of Collateral; Cash Dominion............................19

   3.3   Collective Borrowing Arrangement; Revolving Loan Account.....................20

   3.4   Repayment of Overadvances....................................................20

   3.5   Application of Proceeds of Collateral........................................21

   3.6   Monthly Statement............................................................21

   3.7   Access to CIT's System.......................................................21

SECTION 4.   Term Loans...............................................................22

   4.1   Promissory Notes Evidencing Term Loans.......................................22

   4.2   Initial Term Loan............................................................22

   4.4   Provisions Regarding all Term Loans..........................................22

SECTION 5.   Letters of Credit........................................................23

   5.1   Assistance and Purpose.......................................................23

   5.2   Authority to Charge Revolving Loan Account...................................23

   5.3   Indemnity Relating to Letters of Credit......................................23

   5.4   Compliance of Goods, Documents and Shipments with Agreed Terms...............23

   5.5   Handling of Goods, Documents and Shipments...................................23

                                       ii
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   5.6   Compliance with Laws; Payments of Levies and Taxes...........................24

   5.7   Subrogation Rights...........................................................24

SECTION 6.   Collateral...............................................................24

   6.1   Grant of Security Interest...................................................24

   6.2   Limited License..............................................................25

   6.3   Representations, Covenants and Agreements Regarding Collateral Generally.....25

   6.4   Representations Regarding Accounts and Inventory.............................25

   6.5   Covenants and Agreements Regarding Accounts and Inventory....................26

   6.6   Covenants and Agreements Regarding Equipment.................................26

   6.7   General Intangibles..........................................................27

   6.8   Commercial Tort Claims.......................................................27

   6.9   Letter of Credit Rights......................................................27

   6.10   Special Provisions Relating to Specified Intellectual Property..............27

   6.12   Reference to Other Loan Documents...........................................27

   6.13   Credit Balances; Additional Collateral......................................27

SECTION 7.   Representations, Warranties and Covenants................................28

   7.1   Representations and Warranties...............................................28

   7.2   Affirmative Covenants........................................................29

   7.3   Financial Covenants..........................................................35

   7.4   Negative Covenants...........................................................36

SECTION 8.   Interest, Fees and Expenses..............................................37

   8.1   Interest.....................................................................37


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

   8.2   Default Interest Rate........................................................38

   8.3   Fees and Expenses Relating to Letters of Credit..............................38

   8.4   Out of Pocket Expenses.......................................................39

   8.5   Line of Credit Fee; Collection Days..........................................39

   8.6   Loan Facility Fee; Application of Deposits and Commitment Fee................39

   8.7   Administrative Management Fee................................................39

   8.8   Standard Operational Fees....................................................39

   8.9   Intentionally left blank.....................................................39

   8.10   Intentionally left blank....................................................39

   8.11   Early Termination Fee and Prepayment Premium................................39

   8.12   Capital Adequacy............................................................39

   8.13   Taxes, Reserves and Other Conditions........................................40

   8.14   Authority to Charge Revolving Loan Account..................................40

SECTION 9.   Powers...................................................................41

   9.1   Authority....................................................................41

   9.2   Limitations on Exercise......................................................41

SECTION 10.   Events of Default and Remedies..........................................41

   10.1   Events of Default...........................................................41

   10.2   Remedies With Respect to Outstanding Loans..................................42

   10.3   Remedies With Respect to Collateral.........................................43

   10.4   General Indemnity...........................................................44

SECTION 11.   Termination.............................................................44


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

SECTION 12.   Miscellaneous...........................................................45

   12.1   Waivers.....................................................................45

   12.2   Entire Agreement; Amendments................................................45

   12.3   Usury Limit.................................................................45

   12.4   Severability................................................................45

   12.5   Waiver of Jury Trial; Service of Process....................................45

   12.6   Notices.....................................................................46

   12.7   Joint and Several Liability.................................................47

   12.8   Choice of Law...............................................................48

   12.9   Choice of Forum.............................................................48

   12.10   Interpretative Provisions..................................................48

   12.11   Counterparts, Etc..........................................................48

EXHIBITS
--------

   Exhibit A - Form of Initial Term Loan Promissory Note

   Exhibit B - Form of Initial Additional Term Loan Promissory Note

   Exhibit C - Form of Compliance Certificate

SCHEDULES
---------

   Schedule 1.1(a) - Permitted Encumbrances

   Schedule 1.1(b) - Permitted Indebtedness

   Schedule 1.1(c) - Permitted Tax Liens

   Schedule 1.1(d) - Description  of Real Estate

   Schedule 7.1(b) - Company and  Collateral Information

   Schedule 7.1(f) - Environmental  Matters Schedule 7.1(g) - Litigation

   Schedule 7.1(h) -  Subsidiaries  and  Affiliates

   Schedule 7.4(i) - Related Party Transactions

   Schedule 7.4(l) - Bank Accounts

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                                       v

         THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation, with an office located at 1211 Avenue of the Americas, New York, NY 10036, as agent ("CIT") for itself and for CIT FINANCIAL LTD., an Ontario corporation ("Canadian Lender") (collectively "Lenders"), is pleased to confirm the terms and conditions under which CIT shall make revolving loans, a term loan and other financial accommodations to RONSON CORPORATION, ,a New Jersey corporation, with a principal place of business at Corporate Park III-Campus Drive, Somerset, NJ 08875 ("Ronson"), RONSON AVIATION, INC., a New Jersey corporation, with a principal place of business at Trenton-Mercer County Airport, Ewing Township, NJ 08628 ("RAI"), RONSON CONSUMER PRODUCTS COMPANY a New Jersey corporation, with a principal place of business at Corporate Park III-Campus Drive, Somerset, NJ 08875 ("RCPC"), and RONSON CORPORATION OF CANADA LTD., an Ontario corporation, with a principal place of business at 5810 Ambler Drive, Mississauga, Ontario L4W 4S5 ("Ronson Canada", and together with Ronson, RAI, and RCPC, individually, a "Company" and collectively, the "Companies").

SECTION 1.   Definitions
             -----------

         1.1  Defined Terms. As used in this Financing Agreement:
              -------------

         Accounts  shall mean all of the  Companies'  present  and  future:  (a)
         --------
accounts (as defined in the UCC); (b) instruments, documents, chattel paper (including electronic chattel paper) (all as defined in the UCC); (c) unpaid seller's or lessor's rights (including rescission, replevin, reclamation, repossession and stoppage in transit) relating to the foregoing or arising therefrom; (d) rights to any goods represented by any of the foregoing, including rights to returned, reclaimed or repossessed goods; (e) reserves and credit balances arising in connection with or pursuant to this Financing Agreement; (f) guaranties, other supporting obligations, payment intangibles and letter of credit rights (all as defined in the UCC); (g) insurance policies or rights relating to any of the foregoing; (h) general intangibles pertaining to any of the foregoing (including rights to payment, including those arising in connection with bank and non-bank credit cards), and all books and records and any electronic media and software relating thereto; (i) notes, deposits or other property of the Companies' account debtors securing the obligations owed by such account debtors to the Companies; and (j) all Proceeds of any of the foregoing.

         Administrative Management Fee shall mean an amount equal to $15,000 per
         -----------------------------
annum, payable in accordance with Section 8.7 of this Financing Agreement.

         Airport Lease shall mean that certain agreement and lease dated May 14,
         -------------
1975 (as amended, modified or supplemented from time to time) between the County of Mercer and RAI, relating to those certain premises located at the Trenton-Mercer County Airport as more particularly described therein.

         Applicable  Margin shall mean, with respect to (a) the Revolving Loans,
         ------------------
one half of one percent (0.50%) per annum, and (b) the Term Loans, three percent (3.00%) per annum, and (c) documentary Letters of Credit, two percent (2.0%) per annum, and (d) standby Letters of Credit, two and one half percent (2.5%) per annum.

         Appraisal  Deficiency  shall  have the  meaning  given to such  term in
         ---------------------
Section 7.2(i) of this Financing Agreement.

         Availability Reserve  shall mean, as to any Company, an amount equal to
         --------------------
the sum of:

         (a) the Ronson Tax Lien Reserve and any other reserve which CIT may establish from time to time pursuant to the express terms of this Financing Agreement; plus

         (b) (i) three (3) months rental payments or similar charges for each Company's leased premises or other Collateral locations for which such Company has not delivered to CIT a landlord's waiver in form and substance reasonably satisfactory to CIT within thirty (30) days after the Closing Date, and (ii) three (3) months estimated payments (plus any other fees or charges owing by any Company) to any applicable warehousemen or third party processor for which such Company has not delivered to CIT a warehouseman's or processor's waiver in form and substance reasonably satisfactory to CIT within thirty (30) days after the Closing Date (as determined by CIT in the exercise of its reasonable business judgment), provided that any of the foregoing amounts shall be adjusted from time to time hereafter upon (x) delivery to CIT of any such acceptable waiver, (y) the opening or closing of a Collateral location and/or (z) any change in the amount of rental, storage or processor payments or similar charges; plus

         (c) any reserve that CIT may establish from time to time with respect to Priority Payables for Ronson Canada; plus

         (d) such other reserves against Net Availability as CIT deems necessary in the exercise of its reasonable business judgment as a result of (i) negative forecasts and/or trends in any Company's business, industry, prospects, profits, operations or financial condition or (ii) other issues, circumstances or facts that could otherwise negatively impact any Company or its business, prospects, profits, operations, industry, financial condition or assets.

         Borrowing  Base  shall mean as to any  Company,  at any time the sum at
         ---------------
such time of: (a) eighty-five percent (85%) of such Company's outstanding Eligible Accounts Receivable, provided, however, that if the then Dilution Percentage is greater than five percent (5%), then the rate of advance herein shall be reduced by the amount of such excess Dilution Percentage; plus (b) an amount not to exceed the lesser of (i) fifty five percent (55%) of aggregate value of such Company's Eligible Inventory, valued at the lower of cost or market on a first in, first out basis; or (ii) eighty five percent (85%) of the Net Orderly Liquidation Value of such Company's Inventory, less (c) the amount of the Availability Reserve in effect at such time. Notwithstanding anything herein to the contrary, (a) the aggregate advances to all of the Companies against Eligible Inventory shall not exceed $1,500,000, and (b) the aggregate advances to Ronson Canada shall not exceed $600,000 (or the Canadian Dollar Equivalent thereof).

         Business  Day shall mean any day on which CIT and  JPMorgan  Chase Bank
         -------------
are open for business.

         Canadian  Business Day shall mean any day in which  Canadian  chartered
         ----------------------
banks in Toronto, Ontario and the Canadian Lender are open for business.

         Canadian Dollar Equivalent" shall mean at any time (a) as to any amount
         --------------------------
denominated in Canadian Dollars, the amount thereof and (b) as to any amount denominated in U.S. Dollars or any other currency, the equivalent amount in Canadian Dollars calculated by Agent at such time using the then applicable Exchange Rate in effect on the Business Day of determination.

         Canadian Dollar(s) shall mean the lawful currency of Canada.
         ------------------

         Canadian  Prime Rate shall mean a  fluctuating  interest rate per annum
         --------------------
equal to at all times to the rate of interest announced publicly from time-to-time by publication as the Bloomberg PRIMECAN Screen as its base rate; provided that such rate is not necessarily the best rate offered by Canadian Lender to its customers, and should CIT be unable to determine such rate, such other indication of the prevailing prime rate of interest as may reasonably be chosen by CIT.

         Canadian  Rate Loans shall mean any loans or advances  made pursuant to
         --------------------
this Financing Agreement that bear interest based upon the Canadian Prime Rate. The parties acknowledge that all Revolving Loans to Ronson Canada are Canadian Rate Loans.

         Capital   Expenditures  shall  mean,  for  any  period,  the  aggregate
         ----------------------
expenditures of the Companies during such period on account of property, plant, equipment or similar fixed assets that, in conformity with GAAP, are required to be reflected on a Consolidated Balance Sheet.

         Capital Lease shall mean any lease of property (whether real,  personal
         -------------
or mixed) which, in conformity with GAAP, is accounted for as a capital lease or a Capital Expenditure on a Consolidated Balanced Sheet.

         Casualty  Proceeds  shall mean (a) payments or other  proceeds  from an
         ------------------
insurance carrier with respect to any loss, casualty or damage to Collateral, and (b) payments received on account of any condemnation or other governmental taking of any of the Collateral.

         Change of  Control  shall  mean  either:  (a) the  failure  of Louis V.
         ------------------
Aronson II to remain actively engaged in the management of the Companies; (b) the failure of Louis V. Aronson II (together with his spouse) to own of record and beneficially (in the aggregate), at least 25% of the issued and outstanding common stock of Ronson; or (c) the failure of Ronson to continue to own 100% of the issued and outstanding capital stock in any other Company.

         Chase Bank Rate shall mean the rate of interest per annum  announced by
         ---------------
JPMorgan Chase Bank (or its successor) from time to time as its "prime rate" in effect at its principal office in New York City. (The prime rate is not intended to be the lowest rate of interest charged by JPMorgan Chase Bank to its borrowers).

         Chase Bank Rate Loans shall mean any loans or advances made pursuant to
         ---------------
this Financing Agreement that bear interest based upon the Chase Bank Rate. The parties acknowledge that all Revolving Loans to the Domestic Companies and both Term Loans are Chase Bank Rate Loans.

         CIT's Bank Account shall mean CIT's bank account at JPMorgan Chase Bank
         ------------------
(or its successor) in New York, New York

         CIT's  Canadian Bank Account shall mean Canadian  Lender's U.S.  Dollar
         ----------------------------
bank account and Canadian Lender's Canadian Dollar bank account, at Canadian Imperial Bank of Commerce (or its successor) in Toronto, Ontario, Canada or at such other financial institution in Canada as CIT shall determine.

         CIT's System shall mean CIT's StuckeyNet or other internet-based loan accounting and reporting system.

         Closing Date shall mean the date on which this  Financing  Agreement is
         ------------
executed by the parties hereto and delivered to CIT.

         Collateral  shall mean all assets of the Companies,  including  without
         ----------
limitation, all present and future Accounts, Equipment, Inventory and other Goods, Documents of Title, General Intangibles, Investment Property, the Airport Lease and Other Collateral, but in all cases other than the Real Property Collateral and the Minority Ronson Canada Interest; provided, however, that the Collateral shall extend to Specified Intellectual Property solely in order to secure the Obligations consisting of and arising from the Initial Additional Term Loan (it being acknowledged that upon satisfaction of such Obligations, CIT's security interest in the Specified Intellectual Property shall be released and the Specified Intellectual Property shall no longer constitute Collateral).

         Collection  Days shall mean a period of one (1)  Business Day after the
         ----------------
deposit of proceeds of Collateral or other monies into CIT's Bank Account or CIT's Canadian Bank Account, as the case may be, for which interest may be charged on the aggregate amount of such deposits at the rate provided for in
Section 8.1 or 8.2 (if applicable) of this Financing Agreement.

         Commitment  Letter shall mean the Commitment Letter dated June 29, 2006
         ------------------
issued by CIT to, and accepted by, the Companies.

         Consolidated  Balance Sheet shall mean a consolidated balance sheet for
         ---------------------------
the Companies, eliminating all inter-company transactions and prepared in accordance with GAAP.

         Consolidating  Balance Sheet shall mean a Consolidated Balance Sheet of
         ---------------------------
the Companies plus individual balance sheets for the Companies, showing all eliminations of inter-company transactions and prepared in accordance with GAAP.

         Copyrights  shall  mean all of the  Companies'  present  and  hereafter
         ----------
acquired copyrights, copyright registrations, recordings, applications, designs, styles, licenses, marks, prints and labels bearing any of the foregoing, all reissues and renewals thereof, all licenses thereof, all other general intangible, intellectual property and other rights pertaining to any of the foregoing, together with the goodwill associated therewith, and all income, royalties and other Proceeds of any of the foregoing.

         Default  shall  mean  any  event  specified  in  Section  10.1  hereof,
         -------
regardless of whether any requirement for the giving of notice, the lapse of time, or both, or any other condition, event or act, has occurred or been satisfied.

         Default  Rate of Interest  shall mean a rate of  interest  equal to two
         -------------------------
percent (2%) per annum greater than the interest rate accruing on the Obligations pursuant to Section 8.1 hereof, which CIT shall be entitled to charge the Companies in the manner set forth in Section 8.2 of this Financing Agreement.

         Depository  Account  shall  mean each  bank  account  (and the  related
         -------------------
lockbox, if any) subject to CIT's control that is established by CIT or the Companies pursuant to Section 2.1(j) or Section 3.2(c) of this Financing Agreement.

         Depository Account Control Agreement shall mean a three-party agreement
         ------------------------------------
in form and substance satisfactory to CIT among CIT, the applicable Company and the bank which will maintain a Depository Account, (a) which provides CIT with control of such Depository Account and provides for the transfer of funds in a manner consistent with the provisions of Section 3.2(b) of this Financing Agreement, and (b) pursuant to which such bank agrees that (i) all cash, checks, wires and other items received or deposited into the Depository Account are the property of CIT, and (ii) except as otherwise provided in the Depository Account Control Agreement, such bank has no lien upon, or right of set off against, the Depository Account and any cash, checks, wires and other items from time to time on deposit therein.

         Dilution  Percentage  shall mean,  with respect to the Companies in the
         --------------------
aggregate during any period of measurement, the quotient (expressed as a percentage) obtained by dividing (a) the aggregate amount of the Companies' non-cash reductions against Trade Accounts Receivable, during such period, by
(b) the aggregate amount of the Companies' gross sales during such period, as determined by CIT in the exercise of its reasonable business judgment. The Dilution Percentage shall be determined by CIT based on its reviews of the periodic financial and collateral reports submitted by the Companies to CIT as well as the results of the periodic field examinations of the Companies conducted by CIT from time to time. The period of measurement for calculating the Dilution Percentage shall be determined by CIT from time to time in the exercise of its reasonable business judgment.

         Documentation  Fees shall mean (a) all reasonable  expenses incurred in
         -------------------
connection with or by CIT's in-house and outside legal counsel in negotiating, documenting, preparing for and attending a closing with respect to this
Financing Agreement, the Collateral and/or Obligations (exclusive of Out-of-Pocket Expenses), plus (b) subsequent to the Closing Date, the reasonable fees of CIT's legal counsel, whether or not in-house legal counsel, relating to any and all modifications, waivers, releases, legal file reviews or additional collateral with respect to this Financing Agreement, the Collateral and/or the Obligations (all exclusive of Out-of-Pocket Expenses).

         Documents  of Title  shall mean all present  and future  documents  (as
         -------------------
defined in the UCC), and any and all warehouse receipts, bills of lading, shipping documents, chattel paper, instruments and similar documents, all whether negotiable or non-negotiable, together with all Inventory and other Goods relating thereto, and all Proceeds of any of the foregoing.

         Domestic  Company(ies) shall mean each and all of Ronson, RCPC and RAI,
         ----------------------
as the context may require.

         Early  Termination Date shall mean a date prior to any Termination Date
         -----------------------
on which (i) the Companies (or any one of them) terminate this Financing Agreement or the Revolving Line of Credit or (ii) after the occurrence of an Event of Default that has not been waived in writing by CIT, this Financing Agreement is terminated as contemplated by Section 10.2 hereof (whether automatically or by CIT).

         Early  Termination  Fee  shall  mean an  amount  equal  to the  product
         -----------------------
obtained by multiplying (a) the maximum amount of the Revolving Line of Credit times (b) (i) two percent (2%) if the Early Termination Date occurs on or before the first anniversary of the Closing Date, (ii) one percent (1%) if the Early Termination Date occurs after the first anniversary of the Closing Date but on or before the second anniversary of the Closing Date; and (iii) one-half percent

(0.5%) if the Early Termination Date occurs after the second anniversary of the Closing Date but prior to the date which is ten (10) Business Days prior to the initial or any subsequent Termination Date.

         EBITDA shall mean, for any period, all net earnings of the Companies on
         ------
a consolidated basis for such period, plus all interest, tax obligations and depreciation and amortization expense of the Companies on a consolidated basis for such period, all determined in conformity with GAAP on a basis consistent with the latest audited financial statements of the Companies, but excluding the effect of extraordinary and/or nonrecurring gains or losses for such period.

         Electronic  Transmission  shall have the meaning  given to such term in
         ------------------------
Section 7.2(g) of this Financing Agreement.

         Eligible Accounts  Receivable shall mean, as to any Company,  the gross
         -----------------
amount of such Company's Trade Accounts Receivable that are subject to a valid, exclusive, first priority and fully perfected security interest in favor of CIT (and as to Accounts owned by Ronson Canada, such Accounts are subject to valid exclusive first priority liens under the PPSA), which conform to the warranties contained herein and which, at all times, continue to be acceptable to CIT in the exercise of its reasonable business judgment, less, without duplication, the sum of:

         (a) actual returns, discounts, claims, credits and allowances of any nature (whether issued, owing, granted, claimed or outstanding), plus

         (b) reserves for such Trade Accounts Receivable that arise from, or are subject to or include: (i) sales to the United States of America, any state or other governmental entity (domestic or foreign)or to any agency, department or division thereof, except for any such sales to the United States of America, any State, political subdivision, department, agency or instrumentality thereof, as to which such Company has complied with the Assignment of Claims Act of 1940 or any other applicable statute, rules or regulation to CIT's satisfaction in the exercise of its reasonable business judgment; (ii) foreign sales, other than sales which otherwise comply with all of the other criteria for eligibility hereunder and are (x) secured by letters of credit (in form and substance satisfactory to CIT) issued or confirmed by, and payable at, banks acceptable to CIT having a place of business in the United States of America or, in the case of Ronson Canada, a place of business in Canada, or are covered by foreign accounts credit insurance satisfactory to CIT in all respects on which CIT is noted as additional insured and loss payee, or (y) as to Accounts owned by Ronson, RAI or RCPC, to customers residing in Canada, provided that such Accounts are payable in United States Dollars and as to Accounts owned by Ronson Canada, to customers residing in Canada, then in either U.S. Dollars or Canadian Dollars (provided, that, at any time promptly upon CIT's request, Ronson Canada (or any other Company, upon the request of CIT) shall execute and deliver, or cause to be executed and delivered, such other agreements, documents and instruments as may be required by CIT to perfect the security interests of CIT and/or Canadian Lender in those Accounts of an account debtor with its chief executive office or principal place of business in Canada in accordance with the PPSA and other applicable laws of the Province of Canada in which such chief executive office or principal place of business is located and take or cause to be taken such other and further actions as CIT may request to enable CIT and/or Canadian Lender as secured party with respect thereto to collect such Accounts under the applicable Federal or Provincial laws of Canada) ; (iii) Accounts that remain unpaid more than the earlier of ninety (90) days from invoice date or sixty (60) days from due date; (iv) contra accounts; (v) sales to any subsidiary (direct or indirect), or parent (direct or indirect), of any Company, or to any other person or entity otherwise affiliated with any Company or with any shareholder known by Ronson to own greater than three percent (3%) of the issued and outstanding capital stock of such Company, subsidiary (direct or indirect) or parent (direct or indirect) of any Company in any way; (vi) bill and hold (deferred shipment, consignment sales, guaranteed sales, sale and return, sale on approval or other terms under which payment by the account debtor may be conditional or contingent; (vii) sales to any customer which is either (w) insolvent,
         (x) the debtor in any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceedings under any federal or state law, (y) negotiating, or has called a meeting of its creditors for purposes of negotiating, a compromise of its debts, or (z) financially unacceptable to CIT or has a credit rating unacceptable to CIT; (viii) all sales to any customer if fifty percent (50%) or more of the aggregate dollar amount of all outstanding invoices to such customer are unpaid more than the earlier of ninety (90) days from invoice date or sixty (60) days from due date; (ix) sales to any customer and/or its affiliates to the extent the aggregate outstanding amount of such sales at any time exceed thirty percent (30%) or more of all Eligible Accounts Receivable of all Companies, in the aggregate, at such time;
         (x) pre-billed receivables and receivables arising from progress billings; (xi) sales by Ronson, RAI or RCPC not payable in United States currency; and (xii) sales by Ronson Canada not payable in either U.S. Dollars or Canadian Dollars; plus

         (c) reserves established by CIT to account for increases in the Companies' Dilution Percentage above five percent (5.0%), and such other reserves against Trade Accounts Receivable as CIT deems necessary in the exercise of its reasonable business judgment and which are customary either in the commercial finance industry or in the lending practices of CIT.

         Eligible In-Transit  Inventory shall mean all finished goods Inventory,
         ------------------------------
which is in overseas transit to one of the Company's locations, and which (a) has been paid for and is owned by such Company, (b) is fully insured, (c) is subject to a first priority security interest in and lien upon such goods in favor of CIT (except for any possessory lien upon such goods in the possession of a freight carrier or shipping company securing only the freight charges for the transportation of such goods to such Company), (d) is evidenced or deliverable pursuant to documents, notices, instruments, statements and bills of lading that are satisfactory to CIT in its sole discretion and have been delivered to CIT or an agent acting on its behalf, and (e) is otherwise deemed to be "Eligible Inventory" hereunder.

         Eligible  Inventory  shall  mean the  gross  amount  of the  Companies'
         -------------------
Inventory that is subject to a valid, exclusive, first priority and fully perfected security interest in favor of CIT and which conforms to the warranties contained herein and which, at all times continues to be acceptable to CIT in the exercise of its reasonable business judgment, including, without limitation, Eligible In-Transit Inventory, less, without duplication, (a) all work-in-process, (b) all supplies (other than raw materials), (c) as to Ronson, RAI and RCPC, all Inventory not present in the United States of America, and as to Ronson Canada, all Inventory not present in Canada, (d) all Inventory returned or rejected by such Company's' customers (other than goods that are undamaged and resalable in the normal course of business) and goods to be returned to such Company's suppliers, (e) all Inventory in transit (other than Eligible In-Transit Inventory) or in the possession of a warehouseman, bailee, third party processor, or other third party, unless such warehouseman, bailee or third party has executed a notice of security interest agreement (in form and substance satisfactory to CIT), and (f) the amount of such other reserves against Inventory as CIT deems necessary in the exercise of its reasonable business judgment, including, without limitation, reserves for special order, licensed or private label goods, discontinued, slow-moving and obsolete Inventory, market value declines, bill and hold (deferred shipment), consignment sales, shrinkage and any applicable customs, freight, duties and Taxes.

         Equipment  shall  mean  all of each  Company's  present  and  hereafter
         ---------
acquired equipment (as defined in the UCC) including, without limitation, all machinery, equipment, rolling stock, furnishings and fixtures, and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto and all Proceeds of any of the foregoing.

         ERISA shall mean the Employee  Retirement  Income Security Act of 1974,
         -----
as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         Event(s)  of  Default  shall  have the  meaning  given to such  term in
         ---------------------
Section 10.1 of this Financing Agreement.

         Exchange  Rate shall mean the  prevailing  spot rate of  exchange of JP
         --------------
Morgan Chase Bank or, if such rate is not available from JP Morgan Chase Bank, or such other bank as Agent may reasonably select for the purpose of conversion of one currency to another, at or around 11:00 a.m. New York City time, on the date on which any such conversion of currency is to be made under this Agreement.

         Financing  Agreement  shall  mean  this  Financing  Agreement  and  all
         --------------------
exhibits and schedules attached or otherwise identified hereto, as the same may be amended, modified, restated or supplemented from time to time.

         Fixed Charge  Coverage Ratio shall mean,  for any period,  the quotient
         ----------------------------
(expressed as a ratio) obtained by dividing (a) EBITDA of the Companies on a consolidated basis for such period by (b) Fixed Charges of the Companies on a consolidated basis for such period.

         Fixed Charges shall mean,  for any period,  the sum of (a) all interest
         -------------
obligations (including the interest component of Capital Leases) of the Companies on a consolidated basis paid or due during such period, (b) the amount of all scheduled fees paid to CIT during such period, (c) the amount of principal repaid or scheduled to be repaid on the Term Loans and other Indebtedness of the Companies on a consolidated basis (other than the Revolving Loans) during such period, (d) unfinanced Capital Expenditures (other than Qualified Hangar Construction Expenses), as incurred by the Companies on a consolidated basis during such period, (e) all federal, state and local income and capital tax expenses (other than on account of the Ronson Tax Lien) due and payable by the Companies on a consolidated basis during such period, and (f) the amount of all distributions or dividends, or the purchase, redemption or other acquisition of equity interests by Ronson, for cash in an amount during any fiscal year in an amount not to exceed $200,000 for such fiscal year, provided, however, that no Default or Event of Default shall have occurred or would occur or result from the making of any such distribution.

         Funds Administrator shall mean Ronson Corporation.,  in its capacity as
         -------------------
the borrowing agent and loan funds administrator for itself and the other Companies under this Financing Agreement.

         GAAP shall mean generally accepted accounting  principles in the United
         ----
States of America as in effect from time to time and for the period as to which such accounting principles are to apply.

         General  Intangibles  shall  mean  all of each  Company's  present  and
         --------------------
hereafter acquired general intangibles (as defined in the UCC), and shall include, without limitation, all present and future right, title and interest in and to: (a) all Trademarks, (b) Patents, utility models, industrial models, and designs, (c) Copyrights, (d) trade secrets, (e) licenses, permits and franchises, (f) any other forms of intellectual property, (g) all customer lists, distribution agreements, supply agreements, blueprints, indemnification rights and tax refunds, (h) all monies and claims for monies now or hereafter due and payable in connection with the foregoing, including, without limitation, payments for infringement and royalties arising from any licensing agreement between any Company and any licensee of any of such Company's General Intangibles, and (i) all Proceeds of any of the foregoing.

         Goods shall mean all present and hereafter acquired "Goods", as defined
         -----
in the UCC, and all Proceeds thereof.

         Guaranteed  Obligations  shall  mean  any  and  all  obligations  of  a
         -----------------------
Guarantor under any Guaranty executed and delivered to CIT by such Guarantor.

         Guaranty(ies)  shall  mean  each  and  all of the  guaranty  agreements
         -------------
executed and delivered to CIT by Guarantors.

         Guarantors shall mean the Limited Guarantor,  Ronson Hydraulics and any
         ----------
future guarantor of all or any part of the Obligations.

         Indebtedness  shall  mean,  without  duplication,  with  respect to any
         ------------
Person, all liabilities and obligations, whether or not contingent, (a) in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments; (b) representing the balance deferred and unpaid of the purchase price of any property or services (other than an account payable to a trade creditor incurred in the ordinary course of business of such Person and payable in accordance with customary trade practices); (c) representing obligations as lessee under leases which have been, or should be, in accordance with GAAP recorded as Capital Leases; (d) any contractual obligation, contingent or otherwise, of such Person to pay or be liable for the payment of any indebtedness described in this definition of another Person, including, without limitation, any such indebtedness, directly or indirectly guaranteed, or any agreement to purchase, repurchase, or otherwise acquire such indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof, or to maintain solvency, assets, level of income, or other financial condition; (e) with respect to redeemable stock and redemption or repurchase obligations under any capital stock or other equity securities issued by such Person; (f) with respect to surety bonds (whether bid, performance or otherwise), letters of credit, banker's acceptances, drafts or similar documents or instruments issued for such Person's account; (g) in respect of indebtedness of another Person for borrowed money or indebtedness of another Person otherwise described in this definition which is secured by any consensual lien, security interest, collateral assignment, conditional sale, mortgage, deed of trust, or other encumbrance on any asset of such Person, whether or not such obligations, liabilities or indebtedness are assumed by or are a personal liability of such Person, all as of such time; (h) arising under swap agreements, cap agreements and collar agreements and other agreements or arrangements designed to protect such person against fluctuations in interest rates or currency or commodity values; (i) of any partnership or joint venture in which such Person is a general partner or a joint venturer to the extent such Person is liable therefor as a result of such Person's ownership interest in such entity, except to the extent that the terms of such indebtedness expressly provide that such Person is not liable therefor or such Person has no liability therefor as a matter of law; and (j) relating to the principal and interest portions of all rental obligations of such Person under any synthetic lease or similar off-balance sheet financing where such transaction is considered to be borrowed money for tax purposes but is classified as an operating lease in accordance with GAAP.

         Indemnified  Party shall have the meaning given to such term in Section
         ------------------
10.4 of this Financing Agreement.

         Initial  Additional Term Loan shall mean the term loan in the principal
         -----------------------------
amount of $750,000 made by CIT to Ronson, RCPC and RAI, jointly and severally, on or about the Closing Date on the terms and conditions set forth in Section
4.2 of this Financing Agreement

         Initial Term Loan shall mean the term loan in the  principal  amount of
         -----------------
$195,000 made by CIT to Ronson, RCPC and RAI, jointly and severally, on or about the Closing Date on the terms and conditions set forth in Section 4.2 of this Financing Agreement.

         Inventory  shall  mean  all of each  Company's  present  and  hereafter
         ---------
acquired inventory (as defined in the UCC) including, without limitation, all merchandise and inventory in all stages of production (from raw materials through work-in-process to finished goods), and all additions, substitutions and replacements thereof, wherever located, together with all goods and materials used or usable in manufacturing, processing, packaging or shipping of the foregoing, and all Proceeds of any of the foregoing.

         Investment  Property  shall  mean  all of each  Company's  present  and
         --------------------
hereafter acquired "Investment Property", as defined in the UCC, together with all stock and other equity interests in the Companies' subsidiaries, and all Proceeds thereof.

         Issuing  Bank  shall  mean any bank  issuing a Letter  of Credit  for a
         -------------
Company.

         Letters  of Credit  shall mean all  letters of credit  issued for or on
         ------------------
behalf of a Company with the assistance of CIT by an Issuing Bank in accordance with Section 5 hereof.

         Letter of Credit Guaranty shall mean any guaranty or similar  agreement
         -------------------------
delivered by CIT to an Issuing Bank of a Company's reimbursement obligation under such Issuing Bank's reimbursement agreement, application for letter of credit or other like document.

         Letter of Credit  Guaranty  Fee shall  mean the fee that CIT may charge
         -------------------------------
the Companies under Section 8.3(a) of this Financing Agreement for issuing a Letter of Credit Guaranty or otherwise assisting the Companies in obtaining Letters of Credit.

         Letter of Credit  Sub-Line  shall mean the  commitment of CIT to assist
         --------------------------
Ronson, RAI and RCPC in obtaining Letters of Credit in an aggregate amount of up to $500,000.

         Limited  Guarantor  shall  mean  Louis  V.  Aronson  II in the  limited
         ------------------
capacity set forth in his Guaranty.

         Line of Credit shall mean the commitment of CIT in an aggregate  amount
         --------------
equal to $3,945,000 to (a) make Revolving Loans pursuant to Section 3 of this Financing Agreement, (b) assist any Company in opening Letters of Credit pursuant to Section 5 of this Financing Agreement and (c) make the Term Loans pursuant to Section 4 of this Financing Agreement,.

         Line of Credit Fee shall mean, for any month,  the product  obtained by
         ------------------
multiplying (a) (i) the amount of the Revolving Line of Credit minus (ii) the average daily principal balance of Revolving Loans and the average daily undrawn amount of Letters of Credit outstanding during such month, times (b) one quarter of one percent (0.25%) per annum for the number of days in said month.

         Loan  Documents  shall mean this  Financing  Agreement,  the Promissory
         ---------------
Notes, the Guaranties, the other closing documents executed by the Companies or the Guarantors, and any other ancillary loan and security agreements executed by the Companies or the Guarantors from time to time in connection with this Financing Agreement, all as may be renewed, amended, restated or supplemented from time to time.

         Loan Facility Fee shall mean the fee payable to CIT in accordance with,
         -----------------
and pursuant to, the provisions of Section 8.6 of this Financing Agreement.

         Material  Adverse Effect shall mean a material adverse effect on either
         ------------------------
(a) the business, condition (financial or otherwise), operations, performance, properties or prospects of any Company, (b) the ability of any Company to perform its obligations under this Financing Agreement or any other Loan Document, or to enforce its rights against account debtors of such Company, (c) the value of the Collateral or (d) the ability of CIT and/or the Lenders to enforce the Obligations or its rights and remedies under this Financing Agreement or any of the other Loan Documents.

         Minority  Ronson Canada  Interest  shall mean the interest of Ronson in
         ---------------------------------
thirty-four percent (34%) of the shares of Ronson Canada.

         Net Availability shall mean, as to any Company, at any time, the amount
         ----------------
by which (a) the Borrowing Base of such Company at such time exceeds (b) the sum at such time of (i) the principal amount of all outstanding Revolving Loans of such Company, plus (ii) the undrawn amount of all outstanding Letters of Credit issued on behalf of such Company.

         Net Orderly  Liquidation  Value shall mean, at any time,  the aggregate
         -------------------------------
value, expressed as a percentage of cost, of the Companies' Inventory at such time in an orderly liquidation, taking into account all costs, fees and expenses estimated to be incurred by CIT in connection with such liquidation, as determined by CIT, based upon the most recent appraisal of the Companies' Inventory conducted by an independent appraiser satisfactory to CIT in all respects, including, without limitation, the form, scope and methodology pursuant to which such appraiser conducts such appraisal, and such other factors as CIT may deem appropriate in the exercise of its reasonable business judgment.

         Obligations shall mean: (a) all loans, advances and other extensions of
         -----------
credit made by CIT and/or Lenders to the Companies (or any of them) or to others for the Companies' account (including, without limitation, all Revolving Loans, all Term Loans and all obligations of CIT under Letter of Credit Guaranties);
(b) any and all other indebtedness, obligations and liabilities which may be owed by the Companies (or any of them) to CIT and/or the Lenders and arising out of, or incurred in connection with, this Financing Agreement or any of the other Loan Documents (including all Out-of-Pocket Expenses and any applicable Documentation Fees), whether (i) now in existence or incurred by the Companies (or any of them) from time to time hereafter, (ii) secured by pledge, lien upon or security interest in any Company's assets or property or the assets or property of any other person, firm, entity or corporation, (iii) such indebtedness is absolute or contingent, joint or several, matured or unmatured, direct or indirect, or (iv) the Companies are liable to CIT and/or the Lenders for such indebtedness as principal, surety, endorser, guarantor or otherwise;
(c) all indebtedness, obligations and liabilities owed by the Companies (or any of them) to CIT and/or the Lenders under any other agreement or arrangement now or hereafter entered into between the Companies (or any of them), on the one hand, and CIT and/or the Lenders, on the other hand, whether or not such agreement or arrangement relates to the transactions contemplated by this Financing Agreement; (d) indebtedness, obligations and liabilities incurred by, or imposed on, CIT and/or the Lenders as a result of environmental claims relating to any Company's operations, premises or waste disposal practices or disposal sites; (e) the Companies' liabilities to CIT and/or the Lenders as maker or endorser on any promissory note or other instrument for the payment of money; and (f) the Companies' liabilities to CIT and/or the Lenders under any instrument of guaranty or indemnity, or arising under any guaranty, endorsement or undertaking which CIT and/or the Lenders may make or issue to others for the account of the Companies (or any of them), including any accommodations extended by CIT with respect to applications for Letters of Credit, CIT's and/or the Lenders' acceptance of drafts or CIT's and/or the Lenders' endorsement of notes or other instruments for the Companies' account and benefit.

         Operating  Leases  shall mean all  leases of  property  (whether  real,
         -----------------
personal or mixed) other than Capital Leases.

         Other  Collateral  shall mean all of the  Companies':  (a)  present and
         -----------------
hereafter established lockbox, blocked account and other deposit accounts maintained with any bank or financial institution into which the proceeds of Collateral are or may be deposited (including the Depository Accounts); (b) cash and other monies and property in the possession or control of CIT (including negative balances in the Revolving Loan Account and cash collateral held by CIT pursuant to this Financing Agreement); (c) books, records, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, credit files and other data relating to the Collateral or any account debtor, together with tapes, disks and related data processing software at any time evidencing or containing information relating to any of the Collateral described herein or otherwise necessary or helpful in the collection thereof or realization thereon; and (d) all Proceeds of any of the foregoing.

         Out-of-Pocket  Expenses  shall mean all of CIT's  and/or  the  Lenders'
         -----------------------
present and future costs, fees and expenses incurred in connection with this Financing Agreement and the other Loan Documents, including, without limitation,
(a) the cost of lien searches (including tax lien and judgment lien searches), pending litigation searches and similar items, (b) fees and taxes imposed in connection with the filing of any financing statements or other personal property security documents; (c) all costs and expenses incurred by CIT and/or the Lenders in opening and maintaining the Depository Accounts and any related lockboxes, depositing checks, and receiving and transferring funds (including charges imposed on CIT and/or the Lenders for "insufficient funds" and the return of deposited checks); (d) any amounts paid by, incurred by or charged to CIT by an Issuing Bank under any Letter of Credit or the reimbursement agreement relating thereto, any application for Letter of Credit, Letter of Credit Guaranty or other like document which pertains either directly or indirectly to Letters of Credit, and CIT's standard fees relating to the Letters of Credit and any drafts thereunder; (e) title insurance premiums, real estate survey costs, note taxes, intangible taxes and mortgage or recording taxes and fees; (f) all appraisal fees and expenses payable by the Companies hereunder, and all costs, fees and expenses incurred by CIT and/or the Lenders in connection with any action taken under Section 7.2(a) hereof, including reasonable travel, meal and lodging expenses of CIT and/or the Lenders personnel; (g) all costs that CIT and/or the Lenders may incur to maintain the Required Insurance, and all reasonable costs, fees and expenses incurred by CIT and/or the Lenders in connection with the collection of Casualty Proceeds and the monitoring of any repair or restoration of any Real Estate; (h) all reasonable costs, fees, expenses and disbursements of outside counsel hired by CIT and/or the Lenders to consummate the transactions contemplated by this Financing Agreement (including the documentation and negotiation this Financing Agreement, the other Loan Documents and all amendments, supplements and restatements thereto or thereof), and to advise CIT and/or the Lenders as to matters relating to the transactions contemplated hereby; (i) all costs, fees and expenses incurred by CIT and/or the Lenders in connection with any action taken under Section 10.3 hereof; and (j) without duplication, all costs, fees and expenses incurred by CIT and/or the Lenders in connection with the collection, liquidation, enforcement, protection and defense of the Obligations, the Collateral and CIT's and/or the Lenders' rights under this Financing Agreement, including, without limitation, all fees and disbursements of in-house and outside counsel to CIT and/or the Lenders incurred as a result of a workout, restructuring, reorganization, liquidation, insolvency proceeding and in any appeals arising therefrom, whether incurred before, during or after the termination of this Financing Agreement or the commencement of any case with respect to the Companies (or any of them), any Guarantor or any subsidiary of a Company (as the case may be) under the United States Bankruptcy Code or any similar statute.

         Overadvances  shall mean, at any time,  the amount by which (a) the sum
         ------------
at such time of the principal amount of all outstanding Revolving Loans plus the undrawn amount of all outstanding Letters of Credit exceeds (b) the aggregate Borrowing Base at such time (all as determined based on U.S. Dollar Equivalents).

         Patents shall mean all of the Companies' present and hereafter acquired
         -------
patents, patent applications, registrations, all reissues and renewals thereof, all licenses thereof, all inventions and improvements claimed thereunder, all general intangible, intellectual property and other rights of any Company with respect thereto, and all income, royalties and other Proceeds of the foregoing.

         Permitted Distributions shall mean:
         -----------------------

         (a) dividends from a wholly-owned subsidiary of a Company to such Company;

         (b) dividends payable solely in stock or other equity interests of the Companies;

         (c) distributions or dividends by a Company to Ronson in an amount sufficient to enable Ronson to pay such Company's reasonable share of income or franchise Taxes owed by Ronson, due as a result of the filing by Ronson of a consolidated, combined or unitary tax return in which the operations of the Companies are included;

         (d) distributions or dividends, or the purchase, redemption or other acquisition of equity interests, for cash in an amount during any fiscal year in an amount not to exceed $200,000 for such fiscal year, provided, however, that no Default or Event of Default shall have occurred or would occur as a result of or after giving effect to any such distribution; and

         (e) the payment of management fees by the other Companies to Ronson in an aggregate amount not to exceed $2,750,000 for the fiscal year ended 2006, and for each fiscal year thereafter, an amount not greater than 10% more than the maximum amount permitted hereunder for the immediately preceding fiscal year.

         Permitted  Encumbrances  shall mean:  (a) liens existing on the Closing
         -----------------------
Date on specific items of Equipment as set forth on Schedule 1.1(a) attached hereto; (b) Purchase Money Liens; (c) statutory liens of landlords and liens of carriers, warehousemen, bailees, mechanics, materialmen and other like liens imposed by law, created in the ordinary course of business and securing amounts not yet due (or which are being contested in good faith, by appropriate proceedings or other appropriate actions which are sufficient to prevent imminent foreclosure of such liens), and with respect to which adequate reserves or other appropriate provisions are being maintained by the Companies in accordance with GAAP; (d) deposits made (and the liens thereon) in the ordinary course of business of any Company (including, without limitation, security deposits for leases, indemnity bonds, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, contracts (other than for the repayment or guarantee of borrowed money or purchase money obligations), statutory obligations and other similar obligations arising as a result of progress payments under government contracts; (e) liens granted to CIT and/or the Lenders by the Companies; (f) liens of judgment creditors, provided that such liens do not exceed $50,000 in the aggregate at any time (other than liens bonded or insured to the reasonable satisfaction of CIT); (g) Permitted Tax Liens; (h) easements (including, without limitation, reciprocal easement agreements and utility agreements), encroachments, minor defects or irregularities in title, variation and other restrictions, charges or encumbrances (whether or not recorded) affecting the Real Estate, if applicable, and which in the aggregate (i) do not materially interfere with the occupation, use or enjoyment by any Company of its business or property so encumbered and
(ii) in the reasonable business judgment of CIT, do not materially and adversely affect the value of such Real Estate, (i) liens against the Real Property Collateral, arising in connection with a Permitted Realty Financing; (j) statutory, common law or contractual rights of set-off or liens on money coming into possession of any depository or other financial institution in the ordinary course of business; and (k) any lien renewing, or extending any lien permitted by clauses (a) through (j) hereof.

         Permitted Indebtedness shall mean: (a) current Indebtedness maturing in
         ----------------------
less than one year and incurred in the ordinary course of business for raw materials, supplies, equipment, services, Taxes or labor; (b) Indebtedness secured by Purchase Money Liens; (c) Indebtedness arising under the Letters of Credit and this Financing Agreement; (d) deferred Taxes and other expenses incurred in the ordinary course of business; (e) Subordinated Debt; (f) Permitted Intercompany Loans; (g) Indebtedness arising in connection with a Permitted Realty Financing, (h) other Indebtedness existing on the Closing Date and set forth on Schedule 1.1(b) attached hereto, (i) guarantees of any Company in respect of Indebtedness otherwise permitted hereunder; (j) loans and advances to Ronson Hydraulics and Prometcor pursuant to and in accordance with Section 7.4(h)(ii)(w) hereof, and (k) obligations (contingent or otherwise) of any Company under any swap transaction or similar transaction entered into in the ordinary course of business and not for speculative purposes, consistent with past practices.

         Permitted  Intercompany  Loan  shall  mean a loan made by a Company  to
         -----------------------------
another Company, but only so long as (a) such loan is evidenced by a promissory note, the original of which shall be delivered to CIT, and (b) the promissory note evidencing such loan provides (in form and substance satisfactory to CIT) that the repayment thereof is subordinated to the full and final payment of the Obligations.

         Permitted Realty Financing shall mean the incurrence of Indebtedness to
         --------------------------
a third party institutional lender in the amount of at least $1,800,000, secured only by a first lien and mortgage upon the Real Property Collateral, or any part thereof, on terms and conditions reasonably satisfactory to CIT, provided that
(i) no Default that has not been cured or Event of Default that has not been waived in writing by CIT has occurred, (ii) no Default or Event of Default would occur as a result of the Permitted Realty Financing, and (iii) contemporaneously with the consummation after the date hereof of the Permitted Realty Financing, the proceeds of such Permitted Realty Financing are paid to CIT and applied against the outstanding balance of the Companies' Revolving Line of Credit.

         Permitted  Tax Liens shall mean (a) liens  existing on the Closing Date
         --------------------
as set forth on Schedule 1.1(c) attached hereto; and (b) liens for Taxes not due and payable and liens for Taxes that any Company is contesting in good faith, by appropriate proceedings which are sufficient to prevent imminent foreclosure of such liens, and with respect to which adequate reserves are being maintained by such Company in accordance with GAAP; provided that in either case under this clause (b), such liens (i) are not filed of record in any public office, (ii) other than with respect to Real Estate, are not senior in priority to the liens granted by any such Company to CIT, or (iii) do not secure taxes owed to the United States of America (or any department or agency thereof) or any State or State authority, if applicable State law provides for the priority of tax liens in a manner similar to the laws of the United States of America.

         Person shall mean any  individual,  sole  proprietorship,  partnership,
         ------
corporation, limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

         PPSA shall mean the Personal  Property Security Act as in effect in the
         ----
Province of Ontario or any other Canadian Federal or Provincial statute pertaining to the granting, perfecting, priority or ranking of security interests, liens, hypothecs on personal property, and any successor statutes, together with any regulations thereunder, in each case as in effect from time to time. References to sections of the PPSA shall be construed to also refer to any successor sections.

         Prepayment  Premium shall mean an amount equal to the product  obtained
         -------------------
by multiplying the principal amount of the portion of the Initial Term Loan prepaid (irrespective of whether such prepayment is a voluntary prepayment by the Companies (or any of them) or a mandatory prepayment following an Event of Default (other than mandatory prepayments from Surplus Cash as contemplated by this Financing Agreement) as a result of which the credit facilities under this Financing Agreement and/or this Financing Agreement are terminated as contemplated by Section 10.2 hereof (whether automatically or by CIT)) by (i) two percent (2%) if such prepayment occurs on or before the first anniversary of the Closing Date, (ii) one percent (1%) if such prepayment occurs after the first anniversary of the Closing Date but on or before the second anniversary of the Closing Date, and (iii) one-half percent (0.5%) if such prepayment occurs after second anniversary of the Closing Date but prior to the date which is ten
(10) Business Days prior to the initial or any subsequent Termination Date. For purpose of clarity, no Prepayment Premium shall apply to the prepayment of all or any portion of the Initial Additional Term Loan.

         Priority  Payables shall mean, as to Ronson Canada at any time, (i) the
         ------------------
full amount of the liabilities of Ronson Canada at such time which (1) have a trust imposed to provide for payment or a security interest, pledge, lien, hypothec or charge ranking or capable of ranking senior to or pari passu with security interests, liens, hypothecs or charges securing the Obligations on any of the Accounts or Inventory of Ronson Canada under Federal, Provincial, Territorial, county, district, municipal, or local law in Canada or (2) have a right imposed to provide for payment ranking or capable of ranking senior to or pari passu with the Obligations under local or national law, regulation or directive, including, but not limited to, claims for unremitted and/or accelerated rents, taxes, wages, withholdings taxes, VAT and other amounts payable to an insolvency administrator, employee withholdings or deductions and vacation pay, workers' compensation obligations, government royalties or pension fund obligations in each case to the extent such trust, or security interest, lien, hypothec or charge has been or may be imposed, and (ii) the amount equal to the percentage applicable to Inventory in the calculation of the Borrowing Base of Ronson Canada multiplied by the aggregate value of the Eligible Inventory which CIT, in good faith, considers is or may be subject to retention of title by a supplier or a right of a supplier to recover possession thereof under Federal, Provincial, Territorial, county, district, municipal, or local law in Canada, where such supplier's right has priority over the security interests, liens, hypothecs or charges securing the Obligations, including, without limitation, Eligible Inventory subject to a right of a supplier to repossess goods pursuant to Section 81.1 of the Bankruptcy and Insolvency Act (Canada) or any applicable laws granting revendication or similar rights to unpaid suppliers or any similar laws of Canada or any other applicable jurisdiction (provided, that, to the extent Inventory has been identified and has been excluded from Eligible Inventory, the amount owing to the supplier shall not be considered a Priority Payable).

         Proceeds  shall  have  the  meaning  given  to such  term  in the  UCC,
         --------
including, without limitation, all Casualty Proceeds.

         Prometcor shall mean Prometcor, Inc., a New Jersey corporation.
         ---------

         Promissory Notes shall mean the notes in the form of Exhibit A attached
         ----------------
hereto, delivered by the Companies (or any of them) to CIT to evidence the Term Loan(s).

         Purchase Money Liens shall mean liens on any item of Equipment acquired
         --------------------
by a Company after the date of this Financing Agreement, provided that (a) each such lien shall attach only to the Equipment acquired, (b) a description of the Equipment so acquired is furnished by such Company to CIT, and (c) the indebtedness incurred by the Companies in connection with such acquisitions shall not exceed $50,000 in the aggregate in any fiscal year of the Companies.

         Qualified  Hangar  Construction  Expenses  shall  mean  all  costs  and
         -----------------------------------------
expenses incurred by one or more of the Companies in connection with the construction of and improvements to the premises located at the Trenton-Mercer County Airport consisting of a hangar facility and ancillary improvements covering approximately 19,200 square feet of space, which costs and expenses shall not exceed $2,250,000 in the aggregate during the term of this Financing Agreement.

         Real Estate  shall mean all of the  Companies'  present and future fee,
         -----------
leasehold and appurtenant and other interests in real property, including, without limitation, the real property owned by the Companies as of the Closing Date and described on Schedule 1.1(d) attached hereto, and the improvements thereto (to the extent constituting an interest in real property) and all fixtures attached to or installed in or upon such improvements, and all leases and rights of use and occupancy and all rent and other payments with respect to the foregoing.

         Real  Property  Collateral  shall mean all Real Estate  (other than the
         --------------------------
Airport Lease), including, without limitation, (i) that certain real property, together with all improvements thereon owned in fee by RCPC and located at 3 Ronson Road, Woodbridge, New Jersey, and (ii) that certain real property, together with all improvements thereon owned in fee by RCPC and located at 6 Ronson Road, Woodbridge, New Jersey, together with all Proceeds therefrom, including, without limitation, the collateral securing the obligations incurred in connection with the Permitted Realty Financing.

         Regulatory  Change  shall mean any  change  after the  Closing  Date in
         ------------------
United States federal, state or foreign law or regulation (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System), or the adoption or making after the Closing Date of any interpretation, directive or request applying to a class of lenders including CIT of or under any United States federal, state or foreign law or regulation, in each case whether or not having the force of law and whether or not failure to comply therewith would be unlawful.

         Required  Insurance  shall  have the  meaning  provided  for in Section
         -------------------
7.2(c) of this Financing Agreement.

         Revolving  Line of  Credit  shall  mean the  commitment  of CIT to make
         --------------------------
Revolving Loans pursuant to Section 3 of this Financing Agreement and assist Ronson, RAI and RCPC in opening Letters of Credit pursuant to Section 5 of this Financing, in an aggregate amount equal to $3,000,000; except that Revolving Loans to Ronson Canada shall be limited to $600,000 (or the Canadian Dollar Equivalent thereof).

         Revolving  Loan Account shall mean the account on CIT's books,  in each
         -----------------------
Company's name , in which each Company will be charged with all applicable Obligations under this Financing Agreement when due or incurred by CIT, whether consisting of Revolving Loans, Term Loans or other Obligations.

         Revolving  Loans  shall mean the loans and  advances  made from time to
         ----------------
time to or for the account of each of the Companies by CIT pursuant to Section 3 of this Financing Agreement.

         Ronson Canada Obligations shall mean: (a) all loans, advances and other
         -------------------------
extensions of credit made by CIT and/or Lenders to Ronson Canada or to others for Ronson Canada's account (including, without limitation, all Revolving Loans and all obligations of CIT under Letter of Credit Guaranties for the benefit of Ronson Canada); (b) any and all other indebtedness, obligations and liabilities which may be owed by Ronson Canada to CIT and/or the Lenders and arising out of, or incurred in connection with, this Financing Agreement or any of the other Loan Documents (including all Out-of-Pocket Expenses attributable to the Ronson Canada Obligations and any applicable Documentation Fees attributable to the Ronson Canada Obligations), whether (i) now in existence or incurred by Ronson Canada from time to time hereafter, (ii) secured by pledge, lien upon or security interest in Ronson Canada's assets or property or the assets or property of any other person, firm, entity or corporation, (iii) such indebtedness is absolute or contingent, joint or several, matured or unmatured, direct or indirect, or (iv) Ronson Canada is liable to CIT and/or the Lenders for such indebtedness as principal, surety, endorser, guarantor or otherwise;
(c) all indebtedness, obligations and liabilities owed by Ronson Canada to CIT and/or the Lenders under any other agreement or arrangement now or hereafter entered into between Ronson Canada, on the one hand, and CIT and/or the Lenders, on the other hand, whether or not such agreement or arrangement relates to the transactions contemplated by this Financing Agreement; (d) indebtedness, obligations and liabilities incurred by, or imposed on, CIT and/or the Lenders as a result of environmental claims relating to any of Ronson Canada's operations, premises or waste disposal practices or disposal sites; (e) Ronson Canada's liabilities to CIT and/or the Lenders as maker or endorser on any promissory note or other instrument for the payment of money; and (f) Ronson Canada's liabilities to CIT and/or the Lenders under any instrument of guaranty or indemnity, or arising under any guaranty, endorsement or undertaking which CIT and/or the Lenders may make or issue to others for the account of Ronson Canada, including any accommodations extended by CIT with respect to applications for Letters of Credit, CIT's and/or the Lenders' acceptance of drafts or CIT's and/or the Lenders' endorsement of notes or other instruments for Ronson Canada's account and benefit.

         Ronson  Hydraulics  shall mean Ronson  Hydraulic Units  Corporation,  a
         ------------------
North Carolina corporation.

         Ronson  Tax Lien  shall  mean  that  certain  lien of the  State of New
         ----------------
Jersey, Division of Taxation, for unpaid taxes, penalties and other charges, against Ronson, recorded on May 24, 2006 with the Superior Court of New Jersey, Law Division, County of Somerset, at Book 5897, Page 1134-1136, Instrument No. 2006033607.

         Ronson Tax Lien Reserve shall mean that certain Availability Reserve in
         -----------------------
an amount of not less than the sum of the outstanding balance due at any time of the Ronson Tax Lien.

         Solvent shall mean,  with respect to any Company on a particular  date,
         -------
that on such date (a) the fair value of the tangible and intangible property of such Company is greater than the total amount of liabilities, including contingent liabilities, of such Company; (b) the present fair salable value of the tangible and intangible assets of such Company is not less than the amount that will be required to pay the probable liability of such Company on its debts as they become absolute and mature; (c) such Company does not intend to, nor does it believe (or reasonably should have believed) that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature; and (d) such Company is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Company's property would constitute an unreasonably small capital or would be considered unreasonably small in relation to such business or transaction. The amount of contingent liabilities (such as litigation, guarantees and pension plan liabilities) at any time shall be computed as the amount which, in light of all the facts and circumstances existing at the time, represents the net present value of the amount which can be reasonably be expected to become an actual or matured liability.

         Specified  Intellectual Property shall mean all of Ronson's right title
         --------------------------------
and interest in and to the registered trademark "Ronson" under applicable United States trademark law and under common law, together with all of the Companies' right, title and interest in and to Trademarks, Copyrights, Patents and other proprietary and intellectual property rights, and all Proceeds of any of the foregoing.

         Subordinated  Debt shall mean all indebtedness of Ronson Hydraulics and
         ------------------
the Companies (and the note(s) evidencing such indebtedness) that is subordinated to the prior payment and satisfaction of the Obligations pursuant to a Subordination Agreement.

         Subordination  Agreement  shall  mean  (a) an  agreement  (in  form and
         ------------------------
substance   satisfactory  to  CIT)  among  one  or  more  of  the  Companies,  a subordinating creditor and CIT, pursuant to which Subordinated Debt is subordinated to the prior payment and satisfaction of the Obligations, and (b) any note, indenture, note purchase agreement or similar instrument or agreement, pursuant to which the indebtedness evidenced thereby or issued thereunder is subordinated to the Obligations by the express terms of such note, indenture, note purchase agreement or similar instrument or agreement.

         Surplus  Cash  shall  mean for any fiscal  year of the  Companies,  the
         -------------
excess of the EBITDA of the Companies for such fiscal year minus the Fixed Charges of the Companies for such fiscal year.

         Taxes shall mean all federal,  state,  provincial,  municipal and other
         -----
governmental taxes, levies, charges, claims and assessments which are or may be owed or collected by the Companies with respect to their business, operations, Collateral or otherwise.

         Term Loans shall mean  collectively  the Initial Term Loan, the Initial
         ----------
Additional Term Loan and any additional term loans.

         Termination Date shall mean the date occurring three (3) years from the
         ----------------
Closing Date and the same date in every year thereafter.

         Trade  Accounts  Receivable  shall mean that portion of each  Company's
         ---------------------------
Accounts which arises from the sale of Inventory or the rendition of services in the ordinary course of such Company's business.

         Trademarks  shall  mean all of the  Companies'  present  and  hereafter
         ----------
acquired trademarks, trademark registrations, recordings, applications, tradenames, trade styles, corporate names, business names, service marks, logos and any other designs or sources of business identities, prints and labels (on which any of the foregoing may appear), all reissues and renewals thereof, all licenses thereof, all other general intangible, intellectual property and other rights pertaining to any of the foregoing, together with the goodwill associated therewith, and all income, royalties and other Proceeds of any of the foregoing.

         UCC shall mean the Uniform  Commercial  Code as the same may be amended
         ---
and in effect from time to time in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, the attachment, perfection or priority of CIT's security interest in any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the state of New York, or if CIT's security interest in any Collateral is governed by the PPSA, then the term "UCC" shall mean the Uniform Commercial Code (including the PPSA) as enacted and in effect in such other jurisdiction solely for the purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         U.S.  Dollar  Equivalent  shall  mean at any time (a) as to any  amount
         ------------------------
denominated in U.S. Dollars, the amount thereof at such time, and (b) as to any amount denominated in any other currency, the equivalent amount in U.S. Dollars calculated by CIT in good faith at such time using the Exchange Rate in effect on the Business Day of determination.

         U.S. Prime Rate shall mean a fluctuating  interest rate per annum equal
         ---------------
to at all times to the rate of interest announced publicly from time-to-time by publication as the Bloomberg PRIME Screen as its U.S. prime rate; provided that such rate is not necessarily the best rate offered by Canadian Lender to its customers, and should CIT be unable to determine such rate, such other indication of the prevailing prime rate of interest as may reasonably be chosen by CIT.

         Working Day shall mean any  Business  Day on which  dealings in foreign
         -----------
currencies and exchanges between banks may be transacted.

         SECTION 2.   Conditions Precedent to Initial Funding.
                      ---------------------------------------

         The obligation of CIT to make the initial loans and to assist the Companies in obtaining initial Letters of Credit hereunder, immediately prior to or concurrently with the making of such loans or the issuance of such Letters of Credit, is subject to the satisfaction or waiver in writing by CIT of the following conditions precedent:

         (a) Lien  Searches.  CIT shall have received tax lien,  judgment  lien,
             --------------
litigation, UCC and PPSA searches from all jurisdictions reasonably required by CIT, and such searches shall verify that CIT has a first priority security interest in the Collateral, subject to Permitted Encumbrances.

         (b)  Casualty  Insurance.  Each  Company  shall have  delivered  to CIT
              -------------------
evidence satisfactory to CIT that all Required Insurance is in full force and effect, and CIT shall have confirmed that CIT has been named as a loss payee or additional insured with respect to the Required Insurance in a manner satisfactory to CIT.

         (c) UCC Filings.  All UCC financing  statements  and similar  documents
             -----------
required to be filed in order to create in favor of CIT a first priority and exclusive perfected security interest in the Collateral and all assets of the Guarantors (to the extent that such a security interest may be perfected by a filing under the UCC or applicable law), shall have been properly filed in each office in each jurisdiction required (provided that, in the case of the Limited Guarantor, such security interest shall relate solely to the assets pledged thereby). CIT shall have received (i) acknowledgement copies of all such filings (or, in lieu thereof, CIT shall have received other evidence satisfactory to CIT that all such filings have been made), and (ii) evidence that all necessary filing fees, taxes and other expenses related to such filings have been paid in full.

         (d)  Resolutions.  CIT shall have received a copy of the resolutions of
              -----------
the Board of Directors of each Company authorizing the execution, delivery and performance of the Loan Documents to be executed by each Company, certified by the Secretary or Assistant Secretary of each Company as of the date hereof, together with a certificate of such Secretary or Assistant Secretary as to the incumbency and signature of the officer(s) executing the Loan Documents on behalf of each Company.

         (e)  Organizational  Documents.  CIT shall have  received a copy of the
              -------------------------
Certificate or Articles of Incorporation of each Company, certified by the applicable authority in each Company's State of incorporation, and copies of the by-laws (as amended through the date hereof) of each Company, certified by the Secretary or an Assistant Secretary thereof.

         (f)  Officer's  Certificate.   CIT  shall  have  received  an  executed
              ----------------------
Officer's Certificate for each Company, satisfactory in form and substance to CIT, certifying that as of the Closing Date (i) the representations and warranties contained herein are true and correct in all material respects, (ii) each Company is in compliance with all of the terms and provisions set forth herein and (iii) no Default or Event of Default has occurred.

         (g)  Appraisals.  CIT shall  have  received  and be  satisfied  with an
              ----------
appraisal of the Companies' Inventory conducted by an appraiser selected by CIT. In addition, CIT shall have received appraisals of the Companies' fixed assets, which appraisals shall be by an appraiser acceptable to CIT and shall indicate a net orderly liquidation value of a minimum amount acceptable to CIT in its sole discretion, with respect to the Equipment on which CIT has (or will have) a first priority security interest. CIT hereby acknowledges that CIT is satisfied with the results of the appraisals of (i) the Companies' Inventory dated on or around May 11, 2006, and (ii) the Companies' fixed assets dated on or around April 30, 2006, each of which was performed by HILCO, which appraiser is acceptable to CIT.

         (h) Disbursement Authorizations.  The Companies shall have delivered to
             ---------------------------
CIT all information necessary for CIT to issue wire transfer instructions on behalf of each Company for the initial and subsequent loans and/or advances to be made under this Financing Agreement, including disbursement authorizations in form acceptable to CIT.

         (i)  Examination & Verification;  Net  Availability;  Projections.  CIT
              ------------------------------------------------------------
shall have completed and be satisfied with an updated examination and verification of the Trade Accounts Receivable, Inventory and books and records of the Companies, and such examination shall indicate that (i) after giving effect to all loans, advances and extensions of credit to be made at closing, the Companies shall have opening aggregate Net Availability of not less than $600,000 (with all of the Companies' aggregate debts, obligations and accounts payable being within sixty (60) days of their stated due date or within otherwise agreed-upon terms, and with all fees and expenses associated with entering into the Line of Credit having been paid), and (ii) no change has occurred since March 30, 2006 having a Material Adverse Effect. In addition, the Companies shall have delivered to CIT, and CIT shall be satisfied with, balance sheet, income statement, cash flows and Net Availability projections for the Companies on a consolidated basis, after giving effect to the financing arrangements contemplated herein, prepared on a monthly basis through December 31, 2006 and on a quarterly basis through December 31, 2007.

         (j) Depository  Accounts;  Payment Direction.  (i) The Companies or CIT
             ----------------------------------------
shall have established one or more Depository Accounts with respect to the collection of Accounts and the deposit of proceeds of Collateral, and (ii) CIT, the applicable Company and each depository bank shall have entered into a Depository Account Control Agreement with respect to each Depository Account.

         (k) Existing  Credit  Agreements.  (i) The Companies'  existing  credit
             ----------------------------
agreements with Bank of America, N.A. and Canadian Imperial Bank of Commerce shall be terminated, (ii) all loans and obligations of the Companies and the Guarantors with respect thereto shall be paid or satisfied in full utilizing the proceeds of the initial Revolving Loans and the initial Term Loans to be made under this Financing Agreement, and (iii) all liens and security interests in favor of Bank of America, N.A. and Canadian Imperial Bank of Commerce in connection therewith shall be terminated and/or released upon such payment.

         (l) Guaranty and Related Documents.  The Guarantors shall have executed
             ------------------------------
and delivered to CIT (i) the Guaranties and all other agreements, certificates and instruments required by CIT in connection therewith, and (ii) if applicable, the items described in Sections 2.1(d), 2.1(e) and 2.1(m) hereof with respect to the Guarantors.

         (m) Opinions.  Subject to the filing,  priority and remedies provisions
             --------
of the UCC, the provisions of the Bankruptcy Code, insolvency statutes or other like laws, the equity powers of a court of law and such other matters as may be agreed upon with CIT, counsel for the Companies and the Guarantors shall have delivered to CIT opinion(s) satisfactory to CIT opining, inter alia, that each Loan Document to which any Company or any Guarantor is a party is valid, binding and enforceable in accordance with its terms, as applicable, and that the execution, delivery and performance by each Company and each Guarantor of the Loan Documents to which such person or entity is a party are (i) duly authorized, (ii) do not violate any terms, provisions, representations or covenants in the articles of incorporation, by-laws or other organizational agreement of such Company or such Guarantor (other than the Limited Guarantor), as the case may be, and (iii) to the best knowledge of such counsel, do not violate any terms, provisions, representations or covenants in any loan agreement, mortgage, deed of trust, note, security agreement, indenture or other material contract to which any Company is a signatory, or by which any Company or any Guarantor (or any Company's or any Guarantor's assets) are bound, together with such other opinions reasonably requested by CIT.

         (n) Legal Restraints/Litigation. As of the Closing Date, there shall be
             ---------------------------
no (x) injunction, writ or restraining order restraining or prohibiting the consummation of the financing arrangements contemplated under this Financing Agreement, or (y) suit, action, investigation or proceeding (judicial or administrative) pending against any Company, any Guarantor, any subsidiary of any Company or any of their assets, which, in the opinion of CIT, if adversely determined, could have a Material Adverse Effect.

         (o)  Additional  Documents.  The  Companies  shall  have  executed  and
              ---------------------
delivered to CIT the Loan Documents necessary to consummate the lending arrangement contemplated by this Financing Agreement.

         (p)  Background  Checks.  CIT shall have received and be satisfied with
              ------------------
background checks on key managers and stockholders of each Company as CIT shall designate.

         (q)  Landlord/Warehouseman/Bailee  Waivers.  CIT  shall  have  received
              -------------------------------------
executed waiver and subordination letters in form and substance satisfactory to CIT from all third party landlords, warehouseman and bailees where Collateral is located.

         (r) Commitment Letter.  Each Company shall have fully complied with all
             -----------------
of the terms and conditions of the Commitment Letter.

         (s) Pledge  Agreement Each Company shall have executed and delivered to
             -----------------
CIT a stock pledge agreement in form and substance satisfactory to CIT covering all capital stock in such Company's subsidiaries owned by such Company (except that the pledge by Ronson of its shares of Ronson Canada shall be limited to 66% of such outstanding shares of Ronson Canada) together with all stock certificates and duly executed stock powers (undated and in blank) with respect thereto.

         (t) Collateral Assignment of Airport Lease. RAI shall have executed and
             --------------------------------------
delivered to CIT an executed collateral assignment of lease with respect to the Airport Lease, in form and substance satisfactory to CIT.

         (u)  Subordinated   Debt.  CIT  shall  have  received  a  Subordination
              -------------------
Agreement executed by each holder of the Subordinated Debt (or the trustee or agent for such holder).

Upon the execution of this Financing Agreement and the initial disbursement of the initial loans hereunder, all of the above conditions precedent shall have been deemed satisfied, except as the Companies and CIT shall otherwise agree in a separate writing.

SECTION 3.  Revolving Loans and Collections
            -------------------------------

         3.1      Funding Conditions and Procedures.
                  ---------------------------------

         (a) Amounts and Requests.  Subject to the terms and  conditions of this
             --------------------
Financing Agreement, CIT agrees to make loans and advances to the Funds Administrator on behalf of the Companies on a revolving basis (i.e. subject to the limitations set forth herein, each Company, through the Funds Administrator, may borrow, repay and reborrow Revolving Loans). In no event shall CIT have an obligation to make a Revolving Loan to any Company, nor shall the Funds Administrator or any Company be entitled to request or receive a Revolving Loan, if (i) a Default or Event of Default shall have occurred and remain outstanding on the date of request for such Revolving Loan or the date of the funding thereof, (ii) the amount of such Revolving Loan, when added to the principal amount of the Revolving Loans outstanding plus the undrawn amount of all Letters of Credit on the date of the request therefor or the funding thereof, would exceed the Revolving Line of Credit, or (iii) amount of such Revolving Loan would exceed the Net Availability of the Companies on the date of the request therefor or the funding thereof. Any request for a Revolving Loan (i) by or on behalf of a Domestic Company must be received from the Funds Administrator by an officer of CIT no later than 11:00 a.m., New York City time, on the Business Day on which such Revolving Loan is required and (ii) by or on behalf of Ronson Canada must be received from the Fund's Administrator by an officer of CIT no later than 11:00 a.m. New York City time on the Canadian Business Day prior to the Canadian Business Day on which such Revolving Loan is required. For purposes of this Financing Agreement and notwithstanding anything herein or in any other Loan Document to the contrary, (i) all Loans advanced to Ronson Canada (or to the Funds Administrator on behalf of Ronson Canada and whether requested by Ronson Canada or the Funds Administrator) shall be made by and accounted for on the books of Canadian Lender (whether or not administered by CIT) and all payments of interest thereon and repayments of principal thereof made by Ronson Canada or on Ronson Canada's behalf by the Funds Administrator (whether remitted directly to Canadian Lender or to CIT) shall be deemed made to and shall be accounted for on the books of Canadian Lender, (ii) all requests for Loans by Ronson Canada (or by the Funds Administrator on behalf of Ronson Canada) will be denominated in either U.S. Dollars or Canadian Dollars, as requested by the Funds Administrator, however all financial reports and financial summaries provided by Ronson Canada to Lender will be denominated in U.S. Dollars, (iii) all Loans advanced to the Companies, excluding Ronson Canada (or to the Funds Administrator on behalf of any Company), will be advanced in U.S. Dollars and all Loans advanced to Ronson Canada (or to the Funds Administrator on behalf of Ronson Canada) whether advanced by CIT or by Canadian Lender, will be advanced in either U.S. Dollars or Canadian Dollars, as requested by Ronson Canada (or the Funds Administrator), (iv) all rights, powers and remedies of CIT under this Financing Agreement or the other Loan Documents(including without limitation those arising after an Event of Default), as they relate to Ronson Canada may, in CIT's sole discretion, be delegated to and carried out and enforced by Canadian Lender, (v) the amount of any Revolving Loan to be made to Ronson Canada shall not exceed the Net Availability for

Ronson Canada on the date of the request therefor or the funding thereof, (vi) the amount of the Revolving Loans to be made to Ronson Canada, when added to the principal amount of the Revolving Loans outstanding to Ronson Canada plus the undrawn amount of all Letters of Credit issued for the account of Ronson Canada (if any) on the date of request therefor or the funding thereof, may not exceed $600,000, and (vii) Ronson Canada shall be liable under this Financing Agreement and the other Loan Documents for the Ronson Canada Obligations only.

         (b) Phone and Electronic Loan Requests.  The Companies hereby authorize
             ----------------------------------
CIT to make Revolving Loans to the Funds Administrator based upon a telephonic or e-mail request (or, if permitted by CIT, based upon a request posted on CIT's System) made by any officer or other employee of the Funds Administrator that the Funds Administrator has authorized in writing to request Revolving Loans hereunder, as reflected by CIT's records. Each telephonic, e-mail or posted request by the Funds Administrator shall be irrevocable, and the Funds Administrator agrees to confirm any such request for a Revolving Loan in a writing approved by CIT and signed by such authorized officer or employee, within one (1) Business Day of CIT's request for such confirmation. CIT shall have the right to rely on any telephonic, e-mail or posted request for a Revolving Loan made by anyone purporting to be an officer or other employee of the Funds Administrator that the Funds Administrator has authorized in writing to request Revolving Loans hereunder, without further investigation.

         (c)  Reaffirmation of  Representations  and Warranties.  Except for the
              -------------------------------------------------
representations and warranties set forth in Sections 6.8 and 6.9, all of the representations and warranties made by the Companies in this Financing Agreement shall be deemed to be remade by the Companies each time that the Funds Administrator requests a Revolving Loan or a Letter of Credit under this Financing Agreement, and each such request shall also constitute a representation and warranty by the Companies that, after giving effect to the requested Revolving Loan or Letter of Credit, no Default or Event of Default shall have occurred and remain outstanding.

         (d) Funds  Administrator  Appointment.  Each Company hereby irrevocably
             ---------------------------------
appoints the Funds  Administrator,  as agent for such Company on its behalf,  to
(i) request Revolving Loans from CIT, (ii) to give and receive notices under the Loan Documents and (iii) take all other action which the Funds Administrator or the Companies are permitted or required to take under this Financing Agreement.

         (e) Foreign  Currency  Obligations.  Each  Company  will make  payments
             ------------------------------
relative to each Obligation in the currency (the "Original Currency") in which such Company receives loans and advances. If such Company makes payments relative to any Obligation to CIT in a currency (the "Other Currency") other than the Original Currency (whether voluntarily or pursuant to an order or judgment of a court or tribunal of any jurisdiction), such payment will constitute a discharge of the liability of such Company hereunder in respect of such Obligation only to the extent of the amount of the Original Currency which CIT is able to purchase at New York, New York with the amount it receives on the date of receipt. If the amount of the Original Currency which CIT is able to purchase is less than the amount of such currency originally due to it in respect to the relevant Obligation, such Company will indemnify and save CIT harmless from and against any loss or damage arising as a result of such deficiency. This indemnity will constitute an obligation separate and independent from the other obligations contained in this Financing Agreement, will give rise to a separate and independent cause of action, will apply irrespective of any indulgence granted by CIT and will continue in full force and effect notwithstanding any judgment or order in respect of any amount due hereunder or under any judgment or order.

         3.2      Handling of Proceeds of Collateral; Cash Dominion.
                  -------------------------------------------------

         (a) Collection of Accounts and Other Proceeds. The Companies,  at their
             -----------------------------------------
expense, will enforce and collect payments and other amounts owing on all Accounts in the ordinary course of the Companies' business subject to the terms hereof. The Companies agree to direct their account debtors to send payments on all Accounts directly to a lockbox associated with a Depository Account, and to include on all of the Companies' invoices the address of such a lockbox as the sole address for remittance of payment. Notwithstanding the foregoing, should any Company ever receive any payment on an Account or other Proceeds of the sale of Collateral, including checks, cash, receipts from credit card sales and receipts, notes or other instruments or property with respect to any Collateral, such Company agrees to hold such proceeds in trust for CIT, separate from such Company's other property and funds, and to deposit such proceeds directly into a Depository Account on or before the next Business Day after receipt by such Company.

         (b)  Transfer of Funds from  Depository  Accounts.  Funds  remaining on
              --------------------------------------------
deposit in a Depository Account shall be transferred to CIT's Bank Account (in the case of the Domestic Companies) and to CIT's Canadian Bank Account (in the case of Ronson Canada) on each Business Day (and in the case of Ronson Canada, on each Canadian Business Day) in accordance with the terms and provisions of the applicable Depository Account Control Agreement, and the Companies agree to take all actions reasonably required by CIT or any bank at which a Depository Account is maintained in order to effectuate the transfer of funds in this manner. Subject to charges for Collection Days, all amounts received from a Depository Account and any other Proceeds of the Collateral deposited into CIT's Bank Account or CIT's Canadian Bank Account, as the case may be, will, for purposes of calculating Net Availability and interest, be credited to the respective Company's Revolving Loan Account on the date of deposit in CIT's Bank Account or CIT's Canadian Bank Account, as the case may be. No checks, drafts or other instruments received by CIT shall constitute final payment to CIT unless and until such instruments have actually been collected.

         (c) New  Depository  Accounts.  Each  Company  agrees  not to open  any
             -------------------------
lockbox or new bank account into which Proceeds of Collateral are to be delivered or deposited unless concurrently with the opening of such lockbox and/or bank account, CIT, such Company and the bank which will maintain such lockbox or at which such account will be maintained, execute a Depository Account Control Agreement with respect to such lockbox and/or related bank account. Upon compliance with the terms set forth above, such lockbox and/or bank account shall constitute a Depository Account for purposes of this Financing Agreement.

         (d) Credit Card Receipts. The Companies agree to direct all credit card
             --------------------
processors handling proceeds of sale of Inventory to transfer all funds due to such Companies pursuant to such arrangement directly to a Depository Account. Promptly after the establishment of any credit card processing or depository relationship, such Company agrees to notify CIT in writing of the establishment of such relationship and shall cause the credit card processor to execute and deliver to CIT an agreement in form and substance satisfactory to CIT, pursuant to which the credit card processor agrees to deposit all sums due to the Company pursuant to such arrangement directly to a Depository Account.


         3.3    Collective Borrowing Arrangement; Revolving Loan Account.
                --------------------------------------------------------

         (a) Management of Borrowing  Arrangements.  The Companies have informed
             -------------------------------------
CIT that: in order to increase the efficiency and productivity of each Company, and to best utilize the borrowing powers of the Companies in the most effective and cost efficient manner and to avoid adverse effects on the operating efficiencies of each Company and the existing back office practices of the Companies, each Company has requested that all Revolving Loans, Term Loans and other advances be disbursed solely upon the request of the Funds Administrator and to bank accounts in the name of the respective Companies, managed solely by the Funds Administrator, it being the intent and desire of the Companies that the Funds Administrator manage for the benefit of each Company the expenditure and usage of such funds.

         (b)  Revolving Loan Account.  CIT shall charge the applicable Company's
              ----------------------
Revolving Loan Account for all loans and advances made by CIT for the benefit of such Company, as requested by the Funds Administrator or otherwise for any Company's account, and for all any other Obligations of such Company, including Out-of-Pocket Expenses, when due and payable hereunder. Subject to the provisions of Section 3.5 below, CIT will credit the applicable Company's Revolving Loan Account with all amounts received by CIT from each Depository Account or from others for such Company's' account, including, as set forth above, all amounts received by CIT in payment of Accounts, and such amounts will be applied to payment of the Obligations of such Company in the order and manner set forth herein. In no event shall prior recourse to any Account or other security granted to or by the Companies be a prerequisite to CIT's right to demand payment of any of the Obligations. In addition, the Companies agree that CIT shall have no obligation whatsoever to perform in any respect any of the Companies' contracts or obligations relating to the Accounts.

         3.4  Repayment  of  Overadvances.  If at any  time  (a)  the sum of the
              ---------------------------
outstanding balance of Revolving Loans and undrawn amount of Letters of Credit exceed the Revolving Line of Credit (all as determined based on U.S. Dollar Equivalents), or (b) an Overadvance exists, the amount of such excess (in the case of clause (a)) or the amount of the Overadvance (in the case of clause (b)) shall be immediately due and payable, unless CIT otherwise agrees in writing.

Should CIT for any reason honor requests for Overadvances, such Overadvances shall be made in CIT's sole discretion and subject to any additional terms CIT deems necessary.

         3.5    Application of Proceeds of Collateral.
                -------------------------------------

         (a)  Generally.  Unless this  Financing  Agreement  expressly  provides
              ---------
otherwise, so long as no Event of Default shall have occurred and remain outstanding, CIT agrees to apply (i) all Proceeds of a Company's Trade Accounts Receivable to such Company's Revolving Loans, (ii) all Proceeds of all other Collateral of the Domestic Companies, first to the last maturing installments of principal of the Initial Additional Term Loan until fully repaid, and then to the last maturing installments of principal of the Initial Term Loan (in order of first to mature) until fully repaid, and (iii) any other payment received by CIT with respect to the Obligations, in such order and manner as CIT shall elect in the exercise of its reasonable business judgment. Subject to the terms of the preceding sentence, so long as no Event of Default shall have occurred and remain outstanding, if CIT receives Proceeds of Collateral or other payments that exceed the outstanding principal amount of Revolving Loans, the Funds Administrator may request, in writing, that CIT remit such excess to the Funds Administrator.

         (b) Application of Proceeds During an Event of Default.  If an Event of
             --------------------------------------------------
Default shall have occurred and remain outstanding, CIT may apply all Proceeds of Collateral and all other payments received by CIT to the payment of the Obligations in such manner and in such order as CIT may elect in its sole discretion.

         3.6  Monthly  Statement.  After the end of each  month,  CIT  agrees to
              ------------------
prepare and make available to the Companies (by mail, facsimile, e-mail or posting to CIT's System, as mutually agreed to by the Funds Administrator and
CIT), a statement showing the accounting for the charges, loans, advances and other transactions occurring between CIT and the Companies and the Funds Administrator during that month. Absent manifest error, each monthly statement shall be deemed correct and binding upon each Company and the Funds Administrator and shall constitute an account stated between the Companies and the Funds Administrator and CIT unless CIT receives a written statement of exception from the Companies or the Funds Administrator within thirty (30) days of the date of such monthly statement.

         3.7  Access  to  CIT's   System.   CIT  shall   provide  to  the  Funds
              --------------------------
Administrator access to CIT's System during normal business hours, for the purposes of (i) obtaining information regarding loan balances and Net Availability, and (ii) if permitted by CIT, making requests for Revolving Loans and submitting borrowing base certificates. Such access shall be subject to the following terms, in addition to all terms set forth on the website for CIT's
System:

         (a) CIT shall provide to the Funds Administrator an initial password for secured access to CIT's System. The Funds Administrator shall provide CIT with a list of officers and employees that are authorized from time to time to access CIT's System, and the Funds Administrator agrees to limit access to the password and CIT's System to such authorized officers and employees. After the initial access, the Funds Administrator shall be solely responsible for (i) changing and maintaining the integrity of the Funds Administrator's password and
(ii) any unauthorized use of the Funds Administrator's password or CIT's System by any Company's officers and employees.

         (b) The Companies shall use CIT's System and the Companies' information thereon solely for the purposes permitted above, and shall not access CIT's System for the benefit of third parties or provide any information obtained from CIT's System to third parties. CIT makes no representation that loan balance or Net Availability information is or will be available, accurate, complete, correct or current at all times. CIT's System may be inoperable or inaccessible from time to time, whether for required website maintenance, upgrades to CIT's System, or for other reasons, and in any such event the Funds Administrator must obtain loan balance and Net Availability information, and (if permitted by CIT) make requests for Revolving Loans and submit borrowing base certificates using other available means.

         (c) The Companies hereby confirm and agree that CIT's System consists of proprietary software, data, tools, scripts, algorithms, business logic, website designs and interfaces and related intellectual property, information and documentation. CIT's System and related intellectual property, information and documentation are the sole and exclusive property of CIT, and the Companies shall have no right, title or interest therein or thereto, except for the limited right to access CIT's System for the purposes permitted above. Upon termination of this Financing Agreement, the Companies agree to cease any use of CIT's System.

         (d) All agreements, covenants and representations and warranties made by the Funds Administrator and/or the Companies in any borrowing base certificate submitted to CIT by means of CIT's System are incorporated herein by reference and shall be deemed made by each Company.

SECTION 4.   Term Loans
             ----------

         4.1  Promissory  Notes   Evidencing   Initial  Term  Loan  and  Initial
              ------------------------------------------------------------------
Additional Term Loan. The Domestic Companies agree to execute and deliver to CIT
--------------------
Promissory Notes, dated the date hereof, to evidence the Initial Term Loan and the Initial Additional Term Loan to be extended to the Domestic Companies by CIT.

         4.2  Initial Term Loan and Initial Additional Term Loan
              --------------------------------------------------

         (a) Funding of Initial Term Loan and Initial Additional Term Loan. Upon
             -------------------------------------------------------------
CIT's receipt of the Promissory Notes evidencing the Initial Term Loan and the Initial Additional Term Loan, and the satisfaction of the conditions set forth in Section 2.1, CIT agrees to make such Term Loans to the Domestic Companies.

         (b)  Repayment of Initial Term Loan and Initial  Additional  Term Loan.
              -----------------------------------------------------------------
The principal amount of the Initial Term Loan and the Initial Additional Term Loan shall be due and payable in sixty (60) equal consecutive monthly principal installments of $3,250.00 in respect of the Initial Term Loan and $12,500.00 in respect of the Initial Additional Term Loan, in both cases, commencing on September 1, 2006 and on the first day of each month thereafter until paid in full, subject to acceleration and payment in full, as more fully set forth in
Section 4.4(a).

         4.3   Reserved.
               --------

         4.4   Provisions Regarding all Term Loans.
               -----------------------------------

         (a) Repayment Upon Termination.  In the event this Financing  Agreement
             --------------------------
or the Revolving Line of Credit is terminated  automatically  as contemplated by
Section 10.2 herein or by either CIT or the Companies for any reason whatsoever, all Term Loans, together with all accrued interest thereon and the applicable Prepayment Premium, shall be due and payable in full on the effective date of such termination, notwithstanding any other provision of this Financing Agreement or the Promissory Notes to the contrary.

         (b) Optional Prepayments.  The Domestic Companies, at their option, may
             --------------------
prepay any Term Loan at any time, in whole or in part, provided that on the date of such prepayment, there shall be due and payable (i) accrued interest on the principal so prepaid to the date of such prepayment and (ii) the Prepayment Premium due with respect to such prepayment (except with respect to any prepayment of all or a portion of the Initial Additional Term Loan).

         (c)  Mandatory  Prepayments  from Surplus  Cash.  In the event that the
              ------------------------------------------
Companies have generated Surplus Cash in any fiscal year, on the date which is one hundred twenty (120) days after the end of such fiscal year, there shall be due and payable from the Domestic Companies a mandatory prepayment of the Initial Additional Term Loan in an amount equal to thirty-five percent (35%) of the Surplus Cash for such fiscal year.

         (d)  Application  of  Prepayments.  Except  as  CIT  and  the  Domestic
              ----------------------------
Companies shall otherwise agree in a separate writing, each prepayment of the Term Loans (whether voluntary or mandatory) shall be applied to the last maturing installments of principal of the Term Loans until fully repaid.

         (e) No Reborrowing.  To the extent repaid,  the principal amount of any
             --------------
Term Loan may not be reborrowed under this Section 4.

         (f) Authority to Charge Revolving Loan Account.  The Domestic Companies
             ------------------------------------------
hereby authorize CIT, without notice to the Domestic Companies, to charge their Revolving Loan Accounts with all payments due under this Section 4 as such amounts become due. Any amount charged to the Revolving Loan Accounts shall be deemed a Chase Bank Rate Loan hereunder and shall bear interest at the rate provided in Section 8.1 (or Section 8.2, if applicable) of this

Financing Agreement. The Domestic Companies confirm that any charges which CIT may make to the Revolving Loan Accounts as provided herein will be made as an accommodation to the Domestic Companies and solely at CIT's discretion.

SECTION 5.   Letters of Credit.
             -----------------

         In order to assist Ronson, RAI and/or RCPC in establishing or opening Letters of Credit with an Issuing Bank, the Companies have requested that CIT join in the applications for such Letters of Credit, and/or guarantee payment or performance of such Letters of Credit and any drafts or acceptances thereunder through the issuance of one or more Letter of Credit Guaranties, thereby lending CIT's credit to such Companies, and CIT has agreed to do so. These arrangements shall be handled by CIT subject to satisfaction of the conditions set forth in
Section 2.1 hereof and the terms and conditions set forth below.

         5.1  Assistance  and Purpose.  Within the Revolving  Line of Credit and
              -----------------------
subject to sufficient Net Availability, CIT shall assist Ronson, RAI, and RCPC in obtaining Letters of Credit in an aggregate undrawn amount outstanding at any time not to exceed the Letter of Credit Sub-Line. The term, form and purpose of each Letter of Credit and all documentation in connection therewith, and any amendments, modifications or extensions thereof, must be mutually acceptable to CIT, the Issuing Bank and the Funds Administrator, provided that the Companies shall not request a Letter of Credit to support the purchase of domestic
Inventory or to secure present or future Indebtedness owed to suppliers of domestic Inventory. Notwithstanding any other provision of this Financing Agreement to the contrary, if a Default or an Event of Default shall have occurred and remain outstanding, CIT's assistance in connection with any Letter of Credit shall be in CIT's sole discretion.

         5.2 Authority to Charge  Revolving Loan Account.  The Companies  hereby
             -------------------------------------------
authorize CIT, without notice to the Companies, to charge their Revolving Loan Accounts with the amount of all indebtedness, liabilities and obligations of any kind incurred by CIT under a Letter of Credit Guaranty, including the charges of an Issuing Bank, as such indebtedness, liabilities and obligations are charged to or paid by CIT, or, if earlier, upon the occurrence of an Event of Default. Any amount charged to a Revolving Loan Account shall be deemed a Chase Bank Rate Loan hereunder and shall incur interest at the rate provided in Section 8.1 (or
Section 8.2, if applicable) of this Financing Agreement. The Companies confirm that any charges which CIT may make to the Revolving Loan Accounts as provided herein will be made as an accommodation to the Companies and solely at CIT's discretion.

         5.3 Indemnity Relating to Letters of Credit. Subject to Section 3.1(a),
             ---------------------------------------
each Company, jointly and severally, unconditionally indemnifies CIT and holds CIT harmless from any and all loss, claim or liability incurred by CIT arising from any transactions or occurrences relating to Letters of Credit established or opened for any Company's account, the Collateral relating thereto and any drafts or acceptances thereunder, and all Obligations thereunder, including any such loss, claim or liability arising from any error, omission, negligence, misconduct or other action taken by an Issuing Bank, other than for any such loss, claim or liability arising out of the gross negligence or willful misconduct by CIT with respect to a Letter of Credit Guaranty. This indemnity shall survive the termination of this Financing Agreement and the repayment of the Obligations.

         5.4 Compliance of Goods, Documents and Shipments with Agreed Terms. CIT
             --------------------------------------------------------------
shall not be responsible for: (a) the existence, character, quality, quantity, condition, packing, value or delivery of the goods purporting to be represented by any documents relating to any Letter of Credit; (b) any difference or variation in the character, quality, quantity, condition, packing, value or delivery of the goods from that expressed in such documents; (c) the validity, sufficiency or genuineness of such documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (d) the time, place, manner or order in which shipment is made; (e) partial or incomplete shipment, or failure or omission to ship any or all of the goods referred to in the Letters of Credit or documents relating thereto; (f) any deviation from instructions; (g) delay, default, or fraud by the shipper and/or anyone else in connection with the goods or the shipping thereof; or (h) any breach of contract between the shipper or vendors and any Company.

         5.5 Handling of Goods,  Documents and  Shipments.  The Companies  agree
             --------------------------------------------
that any action taken by CIT, if taken in good faith, or any action taken by the Issuing Bank of whatever nature, under or in connection with the Letters of Credit, the Letter of Credit Guaranties, drafts or acceptances relating to Letters of Credit, or the goods subject thereto, shall be binding on each Company and shall not result in any liability whatsoever of CIT to the Companies. CIT shall have the full right and authority, in CIT's name, to (a) clear and resolve any questions of non-compliance of documents, (b) give any instructions as to acceptance or rejection of any documents or goods, (c) execute any and all steamship or airway guaranties (and applications therefor), indemnities or delivery orders, (d) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents, and (e) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, the Letters of Credit, the Letter of Credit Guaranties or drafts or acceptances relating to Letters of Credit. An Issuing Bank shall be entitled to comply with and honor any and all such documents or instruments executed by or received solely from CIT, without any notice to or any consent from the Companies or the Funds Administrator. Notwithstanding any prior course of conduct or dealing with respect to the foregoing (including amendments to and non-compliance with any documents, and/or the Companies' or the Funds Administrator's instructions with respect thereto), CIT may exercise its rights under this Section 5.5 in its sole but reasonable business judgment. In addition, each Company and the Funds Administrator agree, in connection with, as the case may be, the Letters of Credit, the Letter of Credit Guaranties, drafts or acceptances relating to Letters of Credit, or the goods subject thereto, not to: (a) at any time, (i) execute any application for steamship or airway guaranties, indemnities or delivery orders, (ii) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents, or (iii) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letters of Credit, drafts or acceptances; and (b) if an Event of Default shall have occurred and remain outstanding, (i) clear and resolve any questions of non-compliance of documents or (ii) give any instructions as to acceptances or rejection of any documents or goods.

         5.6 Compliance  with Laws;  Payment of Levies and Taxes.  The Companies
             ---------------------------------------------------
agree that (a) all necessary import and export licenses and certificates necessary for the import or handling of the Collateral will be promptly procured, (b) all foreign and domestic governmental laws and regulations in regard to the shipment and importation of the Collateral or the financing thereof will be promptly and fully complied with, and (c) any certificate in that regard that CIT may at any time request will be promptly furnished to CIT. In connection herewith, the Companies represent and warrant to CIT that all shipments made under any Letter of Credit are and will be in compliance with the laws and regulations of the countries in which the shipments originate and terminate, and are not prohibited by any such laws and regulations. The Companies assume all risk, liability and responsibility for, and agree to pay and discharge, all present and future local, state, provincial, federal or foreign Taxes, duties, or levies pertaining to the importation and delivery of the Collateral. Any embargo, restriction, law, custom or regulation of any country, state, provincial, city, or other political subdivision, where the Collateral is or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely the Companies' risk, liability and responsibility.

         5.7 Subrogation Rights. Upon any payments made to an Issuing Bank under
             ------------------
a Letter of Credit Guaranty, CIT shall acquire by subrogation, any rights, remedies, duties or obligations granted to or undertaken by the Companies, or any of them, to the Issuing Bank in any application for Letter of Credit, any standing agreement relating to Letters of Credit or otherwise, all of which shall be deemed to have been granted to CIT and apply in all respects to CIT and shall be in addition to any rights, remedies, duties or obligations contained herein.

SECTION 6.   Collateral
             ----------

         6.1 Grant of Security Interest.  (a) As security for the prompt payment
             --------------------------
in full of all Obligations, each Company hereby pledges and grants to CIT for the benefit of all Lenders a continuing general lien upon, and security interest in, all the Collateral in which such Company has rights, provided, however, that the foregoing pledge, grant, lien and security interest shall (x) not extend to any asset or property not assignable or capable of being encumbered as a matter of law, and (y) extend to the Specified Intellectual Property solely in order to secure the Obligations consisting of and arising from the Initial Additional Term Loan, and shall be released at such time as the Obligations consisting of and arising from the Initial Additional Term Loan have been fully and indefeasibly paid, satisfied and discharged.

         (b)  Extent of  Security  Interests.  The  security  interests  granted
              ------------------------------
hereunder  shall,   subject  to  the  provisions   contained  in  paragraph  (a)
immediately preceding, extend and attach to:

         (i) all Collateral which is presently in existence or hereafter acquired and which is owned by any Company or in which any Company has any interest, whether held by such Company or by others for such Company's account, and wherever located, and, if any Collateral is Equipment, whether such Company's interest in such Equipment is as owner, lessee or conditional vendee;

         (ii) all Equipment whether the same constitutes personal property or fixtures, including, but without limiting the generality of the foregoing, all dies, jigs, tools, benches, molds, tables, accretions, component parts thereof and additions thereto, as well as all accessories, motors, engines and auxiliary parts used in connection with, or attached to, the Equipment; and

         (iii) all Inventory and any portion thereof which may be returned, rejected, reclaimed or repossessed by either CIT or the Companies from the Companies' customers, as well as to all supplies, goods, incidentals, packaging materials, labels and any other items which contribute to the finished goods or products manufactured or processed by the Companies, or to the sale, promotion or shipment thereof.

         (c) Ronson Canada. Notwithstanding any provision to the contrary in this Financing Agreement or any other Loan Document, the liens and security interests granted by Ronson Canada hereunder shall secure the Ronson Canada Obligations only.

         6.2 Limited License.  Regardless of whether CIT's security interests in
             ---------------
any of the General Intangibles has attached or is perfected, each Company hereby irrevocably grants to CIT a royalty-free, non-exclusive license to use such Company's Trademarks, Copyrights, Patents and other proprietary and intellectual property rights, in connection with the (i) advertisement for sale, and the sale or other disposition of, any finished goods Inventory by CIT in accordance with the provisions of this Financing Agreement, and (ii) the manufacture, assembly, completion and preparation for sale of any unfinished Inventory by CIT in accordance with the provisions of this Financing Agreement.

         6.3    Representations, Covenants  and  Agreements Regarding Collateral
                ----------------------------------------------------------------
Generally.
---------

         (a) Representations and Warranties.  The Companies hereby represent and
             ------------------------------
warrant to CIT that except for Permitted Encumbrances, (i) upon the filing of UCC financing statements covering the Collateral in all required jurisdictions, this Financing Agreement creates a valid, perfected, first priority and exclusive security interest in all personal property of the Companies constituting Collateral as to which perfection may be achieved by filing, (ii) CIT's security interests in the Collateral constitute, and will at all times constitute, first priority and exclusive liens on the Collateral, and (iii) each Company is, or will be at the time additional Collateral is acquired by such Company, the absolute owner of such additional Collateral with full right to pledge, sell, transfer and create a security interest therein, free and clear of any and all claims or liens other than Permitted Encumbrances.

         (b)  Covenants.  The  Companies,  at their  expense,  agree to  forever
              ---------
warrant and defend the Collateral from any and all claims and demands of any other person, other than holders of Permitted Encumbrances.

         6.4  Representations  Regarding  Accounts and Inventory.  The Companies
              --------------------------------------------------
represent and warrant to CIT that:

         (a) each Trade Account Receivable is based on an actual and bona fide sale and delivery of Inventory or rendition of services to customers, made by the Companies in the ordinary course of their business;

         (b) the Inventory being sold and the Trade Accounts Receivable created by such sales are the exclusive property of the Companies and are not subject to any lien, consignment arrangement, encumbrance, security interest or financing statement whatsoever, other than Permitted Encumbrances;

         (c) the invoices evidencing such Trade Accounts Receivable are in the name of the Companies;

         (d) the Inventory or services giving rise to any Trade Account Receivable have been shipped or rendered, as the case may be, and the customers therefor owe and are obligated to pay the full amounts stated in the invoices according to their terms, without dispute, offset, defense, counterclaim or contra, except for disputes and other matters arising in the ordinary course of business of which the Companies have notified CIT pursuant to Section 7.2(g) hereof; and

         (e) the Companies' Inventory is marketable in the ordinary course of the Companies' businesses, and no Inventory has been produced in violation of the Fair Labor Standards Act (29 U.S.C. ss.201 et seq.), as amended.

         6.5    Covenants and Agreements Regarding Accounts and Inventory.
                ---------------------------------------------------------
         (a) Each Company confirms to CIT that all Taxes and fees relating to such Company's business, such Company's sales, and the Accounts or Inventory relating thereto, are such Company's sole responsibility, and that same will be paid by such Company when due, subject to Section 7.2(d) hereof, and that none of said Taxes or fees represent a lien on or claim against the Accounts, other than a Permitted Tax Lien.

         (b) Each Company agrees not to acquire any Inventory on a consignment basis, nor co-mingle its Inventory with any goods of its customers or any other person (whether pursuant to any bill and hold sale or otherwise).

         (c) Each Company agrees to maintain such books and records regarding Accounts and Inventory as CIT reasonably may require and agrees that the books and records of such Company will reflect CIT's interest in the Accounts and Inventory. In support of the continuing assignment and security interest of CIT in the Accounts and Inventory, the Companies also agree to deliver to CIT all of the schedules, reports and other information described in Section 7.2(g) of this Financing Agreement. The Companies' failure to maintain their books in the manner provided herein or to deliver to CIT any of the foregoing information shall in no way affect, diminish, modify or otherwise limit the security interests granted to CIT in the Accounts and Inventory.

         (d) Each Company agrees to issue credit memoranda promptly after accepting returns or granting allowances, and to deliver to CIT copies of such credit memoranda as and when required to do so under Section 7.2(g) hereof.

         (e) Each Company agrees to safeguard, protect and hold all Inventory for CIT's account and to make no sale or other disposition thereof except in the ordinary course of such Company's business, on open account and on commercially reasonable terms consistent with such Company's past practices. Notwithstanding the ordinary course of any Company's business or any Company's past practices, each Company agrees not to sell Inventory on a consignment basis, nor retain any lien on or security interest in any Inventory sold by such Company. As to any sale or other disposition of Inventory, CIT shall have all of the rights of an unpaid seller, including stoppage in transit, replevin, rescission and reclamation. Each Company agrees to handle all Proceeds of sales of Inventory in accordance with the provisions of Section 3.2 hereof.

         6.6    Covenants and Agreements Regarding Equipment.
                --------------------------------------------

         (a)  Maintenance of Equipment.  Each Company agrees to (i) maintain the
              ------------------------
Equipment in as good and substantial repair and condition as the Equipment owned by such Company is now maintained (or at the time that CIT's security interest may attach to such Equipment), reasonable wear and tear excepted, (ii) make any and all repairs and replacements when and where necessary, and (iii) safeguard, protect and hold all Equipment owned by such Company in accordance with the terms hereof and subject to CIT's security interest. The Equipment will only be used by the Companies in the operation of their respective businesses and will not be sold or held for sale or lease, except as expressly provided in Section 6.6(b) below.

         (b)  Sales of Equipment.  The Companies may sell obsolete  Equipment or
              ------------------
surplus Equipment from time to time, provided that in each such instance: (i) no Event of Default shall have occurred and remain outstanding at the time of such sale; (ii) the aggregate fair market value of the Equipment subject to sale does not exceed $50,000 in any fiscal year of the Companies; and (iii) all net proceeds of such sales are either (x) promptly delivered by the Companies to CIT by deposit to the Depository Account, for application against the Term Loans in the manner provided in Section 4.4(d) hereof (and if the Term Loans have been fully repaid, for application to other Obligations in such manner and in such order as CIT may elect in the exercise of its reasonable business judgment), or (y) within 90 days of such sale, used to purchase replacement Equipment that the Companies determine in their reasonable business judgment to have a value at least equal to the Equipment sold. Except as set forth above, the Companies agree not to sell, transfer, lease or otherwise dispose of any item of Equipment without CIT's prior written consent. Upon the sale, transfer, lease or other disposition of Equipment, CIT's security interest in the Equipment shall, without break in continuity and without further formality or act, continue in, and attach to, all Proceeds. All such Proceeds shall not be commingled with the Companies; other property, but shall be delivered promptly by the Companies to CIT by deposit to the Depository Account, and the Companies shall notify CIT promptly of the deposit and the amount of such Proceeds. As to any such sale, transfer, lease or other disposition, CIT shall have all of the rights of an unpaid seller, including stoppage in transit, replevin, rescission and reclamation.

         6.7 General  Intangibles.  Each Company  represents and warrants to CIT
             --------------------
that such Company possesses all General Intangibles necessary to conduct its business as presently conducted. Each Company agrees to maintain such Company's rights in, and the value of, all such General Intangibles, and to pay when due all payments required to maintain in effect any licensed rights. The Companies shall provide CIT with adequate notice of the acquisition of rights with respect to any additional Patents, Trademarks and Copyrights so that CIT may, to the extent permitted under the documentation granting such rights or applicable law, perfect its security interest hereunder in such rights in a timely manner.

         6.8 Commercial Tort Claims. Each Company represents and warrants to CIT
             ----------------------
that as of the date hereof, such Company holds no interest in any commercial tort claim. If any Company at any time holds or acquires a commercial tort claim, such Company agrees to promptly notify CIT in writing of the details thereof, and in such writing such Company shall grant to CIT a security interest in such commercial tort claim and in the Proceeds thereof, all upon the terms of this Financing Agreement.

         6.9 Letter of Credit Rights.  Each Company and the Funds  Administrator
             -----------------------
represents and warrants to CIT that as of the date hereof, such Company or the Funds Administrator is not the beneficiary of any letter of credit. If any Company or the Funds Administrator becomes a beneficiary under any letter of credit, such beneficiary agrees to promptly notify CIT, and upon request by CIT, such beneficiary agrees to either (a) cause the issuer of such letter of credit to consent to the assignment of the proceeds of such letter of credit to CIT pursuant to an agreement in form and substance satisfactory to CIT, or (b) cause the issuer of such letter of credit to name CIT as the transferee beneficiary of such letter of credit.

         6.10 Special Provisions  Relating to Specified  Intellectual  Property.
              -----------------------------------------------------------------
Upon the full payment, satisfaction and discharge of the Initial Additional Term Loan, CIT will thereupon release its lien upon and security interest in the Specified Intellectual Property.

         6.11   Intentionally left blank.
                ------------------------

         6.12 Reference to Other Loan Documents. Reference is hereby made to the
              ---------------------------------
other Loan Documents for additional representations, covenants and other agreements of the Companies regarding the Collateral covered by such Loan Documents.

         6.13   Credit Balances; Additional Collateral.
                --------------------------------------

         (a) The rights and security interests granted to CIT hereunder shall continue in full force and effect, notwithstanding the termination of this Financing Agreement or the fact that the Revolving Loan Account may from time to time be temporarily in a credit position, until the termination of this Financing Agreement and the full and final payment and satisfaction of the Obligations (other than Obligations in respect of Letter of Credit Guaranties collateralized pursuant to Section 11 hereof). Any reserves or balances to the credit of the Companies (in the Revolving Loan Account or otherwise), and any other property or assets of the Companies (or any of them) in the possession of CIT, may be held by CIT as Other Collateral, and applied in whole or partial satisfaction of such Obligations when due, subject to the terms of this Financing Agreement. The liens and security interests granted to CIT herein and any other lien or security interest which CIT may have in any other assets of the Companies secure payment and performance of all present and future Obligations, subject to the terms of this Financing Agreement.

         (b) Notwithstanding CIT's security interests in the Collateral, to the extent that the Obligations are now or hereafter secured by any assets or property other than the Collateral, or by the guaranty, endorsement, assets or property of any other person, CIT shall have the right in its sole discretion to determine which rights, security, liens, security interests or remedies CIT shall at any time pursue, foreclose upon, relinquish, subordinate, modify or take any other action with respect to, without in any way modifying or affecting any of such rights, security, liens, security interests or remedies, or any of CIT's rights under this Financing Agreement.

SECTION 7.   Representations, Warranties and Covenants
             -----------------------------------------

         7.1 Initial Disclosure  Representations  and Warranties.  The Companies
             ---------------------------------------------------
represent and warrant to CIT that:

         (a) Financial  Condition.  (i) The amount of each Company's  assets, at
             --------------------
fair valuation, exceeds the book value of such Company's liabilities, (ii) each Company is generally able to pay its debts as they become due and payable, and
(iii) each Company does not have unreasonably small capital to carry on its business as currently conducted absent extraordinary and unforeseen circumstances. All financial statements of the Companies previously furnished to CIT present fairly, in all material respects, the financial condition of the Companies as of the date of such financial statements. The Companies, individually and on a consolidated basis are Solvent after giving effect to (a) the Revolving Loans, the Term Loans, and the Letters of Credit (if any) to be made or extended on the Closing Date or such other date as the Revolving Loans, Term Loans, and Letters of Credit requested hereunder are made or extended, (b) the disbursement of the proceeds of such Revolving Loans and Term Loans pursuant to the instructions of the Funds Administrator, and (c) the payment and accrual of all transaction costs in connection with the foregoing, and (d) the termination of all Indebtedness owed to Bank of America, N.A. and Canadian Imperial Bank of Commerce.

         (b)  Organization  Matters;   Collateral  Locations.   Schedule  7.1(b)
              ----------------------------------------------
attached hereto correctly and completely sets forth (i) each Company's exact name, as currently reflected by the records of such Company's jurisdiction of incorporation or formation, (ii) each Company's jurisdiction of incorporation or formation, (iii) each Company's federal employer or business identification number and State organization or other identification number (if any), and (iv) the address of each Company's chief executive office and all locations of Collateral.

         (c)  Power and Authority; Conflicts; Enforceability.
              ----------------------------------------------

         (i) Each Company has full power and authority to execute and deliver this Financing Agreement and the other Loan Documents to which such Company is a party, and to perform all of such Company's obligations thereunder.

         (ii) The execution and delivery by each Company of this Financing Agreement and the other Loan Documents to which such Company is a party, and the performance of such Company's obligations thereunder, have been duly authorized by all necessary corporate or other relevant action, and do not (w) require any consent or approval of any director, shareholder, partner or member of such Company that has not been obtained, (x) violate any term, provision or covenant contained in the organizational documents of such Company (such as the certificate or articles of incorporation, certificate of origin, partnership agreement, by-laws or operating agreement), (y) violate, or cause such Company to be in default under, any law, rule, regulation, order, judgment or award applicable to such Company or its assets, or (z) violate any term, provision, covenant or representation contained in, or constitute a default under, or result in the creation of any lien under, any loan agreement, lease, indenture, mortgage, deed of trust, note, security agreement or pledge agreement to which such Company is a signatory or by which such Company or any of such Company's assets are bound or affected.

         (iii) This Financing Agreement and the other Loan Documents to which the Companies (or any of them) are parties constitute legal valid and binding obligations of the Companies, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent transfer and other laws affecting creditors' rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding at law or in equity.

         (d)  Schedules.  Each  of the  Schedules  attached  to  this  Financing
              ---------
Agreement set forth a true, correct and complete description of the matter or matters covered thereby.

         (e) Compliance  with Laws.  Each Company and such Company's  properties
             ---------------------
are in compliance with all federal, provincial, state and local acts, rules and regulations, and all orders of any federal, state or local legislative, administrative or judicial body or official, except to the extent the failure to so comply would not have a Material Adverse Effect. Each Company has obtained and maintains all permits, approvals, authorizations and licenses necessary to conduct its business as presently conducted, except to the extent the failure to have such permits, approvals, authorizations or licenses would not have a Material Adverse Effect.

         (f) Environmental Matters. Except as set forth on Schedule 7.1(f):
             ---------------------

         (i) None of the operations of any Company are the subject of any federal, provincial, state or local investigation to determine whether any remedial action is needed to address the presence or disposal of any environmental pollution, hazardous material or environmental clean-up of the Real Estate or any of such Company's leased real property that could reasonably be expected to have a Material Adverse Effect. No enforcement proceeding, complaint, summons, citation, notice, order, claim, litigation, investigation, letter or other communication from a federal, provincial, state or local authority has been filed against or delivered to any Company, regarding or involving any release of any environmental pollution or hazardous material on any real property now or previously owned or operated by such Company that could reasonably be expected to have a Material Adverse Effect.

         (ii) No Company has any known contingent liability with respect to any release of any environmental pollution or hazardous material on any real property now or previously owned or operated by such Company that could reasonably be expected to have a Material Adverse Effect.

         (iii) Each Company is in compliance with all environmental statutes, acts, rules, regulations and orders applicable to the operation of such Company's business, except to the extent that the failure to so comply would not have a Material Adverse Effect.

         (g) Pending Litigation.  Except as set forth in Schedule 7.1(g),  there
             ------------------
exist no actions, suits or proceedings of any kind by or against any Company pending in any court or before any arbitrator or governmental body or, to the best of such Company's knowledge, threatened against such Company, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (h)  Subsidiaries  and  Affiliates.  Except  as set  forth in  Schedule
              -----------------------------
7.1(h), the Companies have no existing subsidiaries. Each of Ronson Hydraulics and Prometcor, (i) is inactive and engaged in no business or operations (except for Prometcor, which is engaged in ongoing environmental clean-up activities), and (ii) other than deferred income tax assets, and in the case of Ronson Hydraulics, a note receivable from Ronson in the approximate amount of $188,931, has net assets of less than $10,000.

         7.2  Affirmative  Covenants.  Until the  termination  of this Financing
              ----------------------
Agreement and the full and final payment and satisfaction of the Obligations (other than Obligations in respect of Letter of Credit Guaranties collateralized pursuant to Section 11 hereof), and unless otherwise approved in writing by CIT:

         (a) Maintenance of Financial Records;  Inspections. Each Company agrees
             ----------------------------------------------
to maintain books and records pertaining to such Company's financial matters in such detail, form and scope as CIT reasonably shall require. The Companies agree that CIT or its agents may enter upon any Company's premises at any time during normal business hours, and from time to time, in order to (i) examine and inspect the books and records of any Company, and make copies thereof and take extracts therefrom, and (ii) verify, inspect and perform physical counts and other valuations of the Collateral and any and all records pertaining thereto. The Companies irrevocably authorize all accountants and third parties to disclose and deliver directly to CIT, at the Companies' expense, all financial statements and information, books, records, work papers and management reports generated by them or in their possession regarding the Companies or the Collateral. All costs, fees and expenses incurred by CIT in connection with such examinations, inspections, physical counts and other valuations shall constitute Out-of-Pocket Expenses for purposes of this Financing Agreement.

         (b)  Further  Assurances.  Each  Company  agrees  to  comply  with  the
              -------------------
requirements of all state, provincial and federal laws in order to grant to CIT valid and perfected first priority security interests in the Collateral, subject only to the Permitted Encumbrances. CIT is hereby authorized by the Companies to file any financing statements, continuations and amendments covering the Collateral without the Companies' signatures in accordance with the provisions of the UCC. The Companies hereby consent to and ratify the filing of any financing statements covering the Collateral by CIT on or prior to the Closing Date. The Companies agree to do whatever CIT reasonably may request from time to time, by way of (i) filing notices of liens, financing statements, amendments, renewals and continuations thereof, (ii) cooperating with CIT's agents and employees, (iii) keeping Collateral records, (iv) transferring proceeds of Collateral to CIT's possession in accordance with the terms hereof and (v) performing such further acts as CIT reasonably may require in order to effect the purposes of this Financing Agreement, including the execution of control agreements with respect to Depository Accounts and Investment Property.

         (c) Insurance and Condemnation.
             --------------------------

         (i) Required  Insurance.  The Companies agree to maintain  insurance on
             -------------------
all Real Estate, Equipment and Inventory under such policies of insurance, with such insurance companies, in such reasonable amounts and covering such insurable risks as are at all times reasonably satisfactory to CIT (the "Required Insurance"). All policies covering the Equipment and Inventory are, subject to the rights of any holder of a Permitted Encumbrance having priority over the security interests of CIT, to be made payable solely to CIT, in case of loss, under a standard non-contributory "mortgagee", "secured party" or "lender's loss payable" clause or endorsement, and are to contain such other provisions as CIT reasonably may require to fully protect CIT's interest in the Inventory and Equipment and to any payments to be made under such policies. Each loss payable endorsement in favor of CIT shall provide (x) for not less than thirty (30) days prior written notice to CIT of the exercise of any right of cancellation and (y) that CIT's right to payment under any property insurance policy will not be invalidated by any act or neglect of, or any breach of warranty or condition by, the Companies (or any of them) or any other party. If an Event of Default shall have occurred and remain outstanding, CIT, subject to the rights of any holder of a Permitted Encumbrance having priority over the security interests of CIT, shall have the sole right, in the name of CIT or the Companies (or any of them), to file claims under any insurance policies, to receive, receipt and give acquittances for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

         (ii) CIT's Purchase of Insurance. Unless the Companies provide CIT with
              ---------------------------
evidence of the Required Insurance in the manner set forth in Section 7.2(c)(i) above, CIT may purchase insurance at the Companies' expense to protect CIT's interests in the Collateral. The insurance purchased by CIT may, but need not, protect the Companies' interests in the Collateral, and therefore such insurance may not pay any claim which the Companies may make or any claim which is made against the Companies in connection with the Collateral. The Companies may later request that CIT cancel any insurance purchased by CIT, but only after providing CIT with satisfactory evidence that the Companies have the Required Insurance. If CIT purchases insurance covering all or any portion of the Collateral, the Companies shall be responsible for the costs of such insurance, including interest (at the applicable rate set forth hereunder) and other charges accruing on the purchase price therefor, until the effective date of the cancellation or the expiration of the insurance, and CIT may charge all of such costs, interest and other charges to the Revolving Loan Account. The costs of the premiums of any insurance purchased by CIT may exceed the costs of insurance which the Companies may be able to purchase on their own. In the event that CIT purchases insurance, CIT will notify the Companies of such purchase within thirty (30) days after the date of such purchase. If, within thirty (30) days after the date of receipt of such notice, the Companies provide CIT with proof that the Companies had the Required Insurance as of the date on which CIT purchased insurance and the Companies have continued at all times thereafter to have the Required Insurance, then CIT agrees to cancel the insurance purchased by CIT and credit the Revolving Loan Account for the amount of all costs, interest and other charges associated with such insurance that CIT previously charged to the Revolving Loan Account.

         (iii) Application of Insurance and Condemnation Proceeds. So long as no
               --------------------------------------------------
Default or Event of Default shall have occurred and remain outstanding as of the date of CIT's receipt of any Casualty Proceeds:

         (w) In the event of any loss or damage to any Inventory by condemnation, fire or other casualty, CIT agrees to apply the Casualty Proceeds first to repay the outstanding Revolving Loans, and then to repay the Term Loans in the manner set forth in Section 4.4(d).

         (x) In the event of any loss or damage to any item of Collateral other than Inventory by condemnation, fire or other casualty, if the Casualty Proceeds relating to such condemnation, fire or other casualty are less than or equal to $50,000, CIT agrees to apply such Casualty Proceeds to repay the outstanding Revolving Loans.

         (y) In the event of any loss or damage to any item of Equipment by condemnation, fire or other casualty, if the Casualty Proceeds relating to such condemnation, fire or other casualty exceed $50,000, the Companies may elect (by delivering written notice to CIT within ten (10) Business Days following CIT's receipt of such Casualty Proceeds) to replace or repair such item of Equipment. If the Companies elect to replace or repair any item of Equipment, CIT initially shall apply all such Casualty Proceeds to the outstanding Revolving Loans and will establish an Availability Reserve in an amount equal to such Casualty Proceeds. CIT agrees to reduce this Availability Reserve dollar-for-dollar as and when payments then are due under the contract(s) for the purchase of replacement Equipment or the repair of such item of Equipment. Upon the replacement or completion of repair of such item of Equipment, CIT will eliminate any remaining Availability Reserve established hereunder.

         (z) In the event of any loss or damage to any Real Estate leased by the Companies by condemnation, fire or other casualty, the Companies may use the Casualty Proceeds in the manner required or permitted by the lease agreement relating thereto.

If a Default or an Event of Default shall have occurred and remain outstanding as of the date of CIT's receipt of any Casualty Proceeds, or if the Companies do not or cannot elect to use the Casualty Proceeds in the manner set forth in paragraphs (y) or (z) above, CIT may, subject to the rights of any holder of a Permitted Encumbrance having priority over the security interests of CIT, apply the Casualty Proceeds to the payment of the Obligations in such manner and in such order as CIT may elect in its sole discretion.

         (d)  Payment of Taxes.  The  Companies  agree to pay when due all Taxes
              ----------------
lawfully  levied,  assessed  or imposed  upon the  Companies  or the  Collateral
(including all sales taxes collected by the Companies on behalf of the Companies' customers in connection with sales of Inventory and all payroll taxes and contributions collected by the Companies on behalf of the Companies' employees), unless the Companies are contesting such Taxes in good faith, by appropriate proceedings, and is maintaining adequate reserves for such Taxes in accordance with GAAP. Notwithstanding the foregoing, if a lien securing any Taxes is filed in any public office or a garnishment order issued for the payment of such Taxes and such lien is not a Permitted Tax Lien, then the Companies shall pay all Taxes secured by such lien or the subject of such garnishment order immediately and remove such lien of record promptly. Pending the payment of such Taxes and removal of such lien, CIT may, at its election and without curing or waiving any Event of Default which may have occurred as a result thereof, (i) establish an Availability Reserve in the amount of such Taxes (or such other amount as CIT shall deem appropriate in the exercise of its reasonable business judgment) or (ii) pay such Taxes on behalf of the Companies, and the amount paid by CIT shall become an Obligation which is due and payable on demand by CIT.

         (e) Compliance With Laws.
             --------------------

         (i) The Companies agree to comply with all federal, provincial, state and local acts, rules and regulations, and all orders of any federal, provincial, state or local legislative, administrative or judicial body or official, if the failure to so comply would have a Material Adverse Effect, provided that the Companies may contest any acts, rules, regulations, orders and directions of such bodies or officials in any reasonable manner which CIT determines, in the exercise of its reasonable business judgment, will not materially and adversely effect CIT's rights or priorities in the Collateral.

         (ii) Without limiting the generality of the foregoing, each Company agrees to comply with all environmental statutes, acts, rules, regulations or orders, as presently existing or as adopted or amended in the future, applicable to the ownership and/or use of such Company's real property and operation of such Company's business, if the failure to so comply would have a Material Adverse Effect. No Company shall be deemed to have breached any provision of this Section 7.2(e) if (x) the failure to comply with the requirements of this Section 7.2(e) resulted from good faith error or innocent omission, (y) such Company promptly commences and diligently pursues a cure of such breach and (z) such failure is cured within thirty (30) days following the Companies' receipt of notice from CIT of such failure, or if such breach cannot in good faith be cured within thirty (30) days following the Companies' receipt of such notice, then such breach is cured within a reasonable time frame based on the extent and nature of the breach and the necessary remediation, and in conformity with any applicable consent order, consensual agreement and applicable law.

         (f)  Notices  Concerning  Environmental,  Employee  Benefit and Pension
              ------------------------------------------------------------------
Matters. The Companies agree to notify CIT in writing of:
-------

         (i) any expenditure (actual or anticipated) in excess of $50,000 for environmental clean-up, environmental compliance or environmental testing and the impact of said expenses on the affected Company's working capital;

         (ii) any Company's receipt of notice from any local, state, provincial or federal authority advising the Companies of any environmental liability (real or potential) arising from such Company's operations, its premises, its waste disposal practices, or waste disposal sites used by such Company; and

         (iii) any Company's receipt of notice from any governmental agency or any sponsor of any "multiemployer plan" (as that term is defined in ERISA) to which such Company has contributed, relating to any of the events described in
Section 10.1(g) hereof.

The Companies agree to provide CIT promptly with copies of all such notices and other information pertaining to any matter set forth above if CIT so requests.

         (g) Collateral  Reporting and  Information.  (i) The Companies agree to
             --------------------------------------
furnish to CIT:

         (1) On each date on which the Companies request or are to receive a Revolving Loan or the issuance of a Letter of Credit (but more frequently upon CIT's reasonable request), a borrowing base certificate in form and substance satisfactory to CIT, certified by the treasurer or chief financial officer of the Funds Administrator (or any other authorized officer satisfactory to CIT), together with such confirmatory schedules of Trade Accounts Receivable and Inventory (in form and substance satisfactory to CIT) as CIT may request, including, without limitation, sales journals, invoice registers, cash receipts journals or collection reports, deposit and receipts detail, copies of invoices and shipping evidence, credit and debit memos and/or adjustment registers, and updated inventory reports.

         (2) On or before the 15th day of each month, a detailed and summary aging report of Trade Accounts Receivable existing as of the last day of the preceding month and a roll-forward of Trade Accounts Receivable from the first day of the preceding month through the last day of the preceding month, all in such form as CIT reasonably shall require, certified by the treasurer or the chief financial officer of the Funds Administrator (or any other authorized officer satisfactory to CIT), together with (x) a reconciliation, as of the last day of the preceding month, of the Companies' Trade Accounts Receivable aging report to the Companies' general ledger, and (y) information sufficient to allow CIT to (A) reconcile, as of the date of such report, the Companies' Trade Accounts Receivable aging report to the applicable borrowing base certificate delivered by the Companies to CIT, and (B) update the amount of ineligible Trade Accounts Receivable.

         (3) At least once each week (but more frequently upon CIT's reasonable request), a summary of Inventory (containing such detail from the Companies' perpetual inventory as CIT may require) as of the last Business Day of the preceding week, together with information sufficient to allow CIT to update the amount of ineligible Inventory.

         (4) On or before the 15th day of each month, an aged trial balance of all the Companies' accounts payable as of the last day of the preceding month.

         (5) On or before the last day of each month, a copy of the bank statement for the Companies' primary operating account for the preceding month.

         (6) Together with the collateral information described in clause (i) above, disclosure of (x) all matters adversely affecting the value, enforceability or collectibility of the Trade Accounts Receivable of the Companies, (y) all customer disputes, offsets, defenses, counterclaims, returns, rejections and all reclaimed or repossessed merchandise or goods, and (z) all matters adversely effecting the value of the Inventory, all in such detail and format as CIT reasonably may require.

         (7) Prior written notice of any change in the location of any Collateral and any material change in type, quantity, quality or mix of the Inventory.

         (8) From time to time, access to the Companies' computers, electronic media, software programs (including any electronic records, contracts and signatures) and such other documentation and information relating to the Trade Accounts Receivable, Inventory and other Collateral as CIT reasonably may require.

         (ii) The Companies may deliver to CIT any borrowing base certificate, collateral report or other material that the Companies are required to deliver to CIT under clauses (1), (2), (3) and (4) of Section 7.2(g)(i) by e-mail or other electronic transmission (an "Electronic Transmission"), subject to the following terms:

         (1) Each Electronic Transmission must be sent by the treasurer or chief financial officer of the Funds Administrator (or any other authorized officer satisfactory to CIT), and must be addressed to the loan officer and the collateral analyst of CIT that handle the Companies' account, as designated by CIT from time to time. If any Electronic Transmission is returned to the sender as undeliverable, the material included in such Electronic Transmission must be delivered to the intended recipient in the manner required by Section 12.6 hereof.

         (2) Each certificate, collateral report or other material contained in an Electronic Transmission must be in a "pdf" or other imaging format and, to the extent that such material must be certified by an officer of the Funds Administrator under this Section 7.2(g), must contain the signature of the officer submitting the Electronic Transmission. As provided in Section 12.6, any signature on a certificate, collateral report or other material contained in an Electronic Transmission shall constitute a valid signature for purposes hereof. CIT may rely upon, and assume the authenticity of, any such signature, and any material containing such signature shall constitute an "authenticated" record for purposes of the Uniform Commercial Code and shall satisfy the requirements of any applicable statute of frauds.

         (3) Each Electronic Transmission must contain the name and title of the officer of the Funds Administrator transmitting the Electronic Transmission, and shall include following text in the body of the Electronic Transmission:

          "Pursuant to the Financing Agreement dated July [___], 2006 among The CIT Group/Commercial Services, Inc. ("CIT"), Ronson Corporation, Ronson Aviation, Inc., Ronson Consumer Products Corporation and Ronson Corporation of Canada, Ltd. (collectively, the "Companies"), the undersigned __________ [title of submitting officer] of the Funds Administrator hereby delivers to CIT the Companies' ____________ [describe submitted reports]. The Funds Administrator, on behalf of the Companies, represents and warrants to CIT that the materials included in this Electronic Transmission are true, correct, and complete in all material respects. The name of the officer of the Funds Administrator set forth in this e-mail constitutes the signature of such officer, and this e-mail shall constitute an authenticated record of the Company."

         (4) The Companies agree to maintain the original versions of all certificates, collateral reports and other materials delivered to CIT by means of an Electronic Transmission and agrees to furnish to CIT such original versions within five (5) Business Days of CIT's request for such materials, signed and certified (to the extent required hereunder) by the officer submitting the Electronic Transmission.

(iii) Each Company authorizes the Funds Administrator, on behalf of such Company, to deliver to CIT all borrowing base certificates, collateral reports and other material that the Companies are required to deliver to CIT under this
Section 7.2(g). Each Company hereby authorizes CIT to regard such Company's printed name or rubber stamp signature on assignment schedules or invoices as the equivalent of a manual signature by such Company's authorized officers or agents. The Companies' failure to promptly deliver to CIT any schedule, report, statement or other information set forth in this Section 7.2(g) shall not affect, diminish, modify or otherwise limit CIT's security interests in the Collateral.

         (h) Financial Reporting. The Companies agree to furnish to CIT:
             -------------------

         (i) within (x) ninety (90) days after the end of each fiscal year of each Company, a Consolidated Balance Sheet as at the close of such year, and consolidated statements of profit and loss and cash flow of the Companies for such year, and (y) one hundred twenty (120) days after the end of each fiscal year of each Company, a Consolidating Balance Sheet as at the close of such year, and consolidating statements of profit and loss and cash flow of the Companies for such year, in each case audited by independent public accountants selected by the Companies and satisfactory to CIT, together with (1) the unqualified opinion of the accountants preparing such financial statements and
(2) if requested by CIT, such accountants' management practice letter.

         (ii) within thirty (30) days after the end of each month, (x) a Consolidated Balance Sheet and a Consolidating Balance Sheet as at the end of such month, (y) consolidated and consolidating statements of profit and loss and cash flow of the Companies for such month and for the period commencing on the first day of the current fiscal year through the end of such month, and (z) comparative statements of profit and loss and cash flow of the Companies for the same month and same fiscal year-to-date period in the prior fiscal year, certified by the treasurer or chief financial officer of the Funds Administrator (or any other authorized officer satisfactory to CIT);

         (iii) within ten (10) days after filing by each Company,  copies of all
(x) financial reports, registration statements and other documents filed by such Company with the U.S. Securities and Exchange Commission, as and when filed by such Company, and (ii) annual reports filed pursuant to ERISA (or similar applicable Canadian laws) in connection with each benefit plan of such Company subject to ERISA (or such similar applicable Canadian laws); and

         (iv) no later than thirty (30) days prior to the beginning of each fiscal year of the Companies, monthly projections of the Companies' Consolidated Balance Sheet and Consolidating Balance Sheet, and consolidated and consolidating statements of profits and loss and cash flow of the Companies, as well as monthly projected Net Availability for the Companies for such fiscal year.

         Each financial statement which the Companies are required to submit pursuant to clauses (i) and (ii) above must be accompanied by an officer's certificate substantially in the form set forth on Exhibit C attached hereto, signed by the treasurer or chief financial officer of the Funds Administrator (or any other authorized officer satisfactory to CIT). In addition, should the Companies modify their accounting principles and procedures from those in effect on the Closing Date, the Companies agree to prepare and deliver to CIT statements of reconciliation in form and substance reasonably satisfactory to CIT.

         (i) Asset  Appraisals.  From time to time upon the  request of CIT (but
             -----------------
not more frequently than once in any twelve-month period, so long as no Default or Event of Default shall have occurred during such period), the Companies agree to permit CIT to perform appraisals of the Companies' Inventory and Equipment. The Companies agree to reimburse CIT for the costs and expenses relating to (i) one Equipment appraisal in any twelve-month period, so long as no Event of Default shall have occurred and remain outstanding, and (ii) all such appraisals performed while an Event of Default remains outstanding. All appraisals shall be performed by qualified appraisers selected by CIT. To the extent that the Companies are required by this Section 7.2(i) to reimburse CIT for CIT's costs and expenses relating to appraisals, such costs and expenses shall constitute Out-of-Pocket Expenses. If the sum of eighty five percent (85%) of the net orderly liquidation value of the machinery and equipment that served as a basis for the amount advanced under the Initial Term Loan as set forth in any updated Equipment appraisal is less than the then outstanding balance of the Initial Term Loan ("Appraisal Deficiency"), then the Companies (other than Ronson Canada) shall pay the Appraisal Deficiency to CIT on the first day of the first month immediately following the date of such updated Equipment Appraisals, as a prepayment against the Initial Term Loan (free of any Prepayment Premium). The prepayments contemplated by this Section 7.2(i) are in addition to, and not in lieu of, the payments due under the Term Loans, as set forth in Section 4 of this Financing Agreement.

         (j)  Business  Qualification.  The  Companies  agree to  qualify  to do
              -----------------------
business, and to remain qualified to do business and in good standing, in each jurisdiction where the failure to so qualify or to remain qualified or in good standing, would have a Material Adverse Effect.

         (k)  Anti-Money  Laundering  and Terrorism  Regulations.  The Companies
              --------------------------------------------------
agree to comply with all applicable anti-money laundering and terrorism laws, regulations and executive orders in effect from time to time (including, without limitation, the USA Patriot Act (Pub. L. No. 107-56)). The Companies also agree to ensure that no person who owns a controlling interest in or otherwise controls the Companies (or any of them) is a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (issued September 23, 2001) or any other similar Executive Order. The Companies acknowledge that CIT's performance hereunder is subject to compliance with all such laws, regulations and executive orders, and in furtherance of the foregoing, the Companies agree to provide to CIT all information about the Companies' ownership, officers, directors, customers and business structure as CIT reasonably may require to comply with, such laws, regulations and executive orders.

         (l) Ronson Tax Lien. The Companies agree to make payments on account of
             ---------------
the Ronson Tax Lien in an amount of at least $25,000 each month, or such other greater amounts necessary to ensure that the Ronson Tax Lien is satisfied in full on or before February 1, 2007. The Companies further agree to submit to CIT evidence of each and every such payment made within five (5) days after such payment is made. Upon receipt by CIT of satisfactory evidence of a payment, CIT shall reduce the Ronson Tax Lien Reserve by the amount of such payment.

         (m) Environmental Reports. The Companies agree to deliver to CIT copies
             ---------------------
of any environmental reports (including the Companies' waste disposal practices) conducted in connection with and in contemplation of the Permitted Realty Financing within thirty (30) days after the Closing Date. The reports must be satisfactory to CIT in its reasonable business judgment, and must not disclose or indicate any liability (real or potential) arising out of any Company's premises, its operations, its waste disposal practices or waste disposal sites used by any Company, that could reasonably be expected to have a Material Adverse Effect.

         7.3 Financial Covenants.  Until termination of this Financing Agreement
             -------------------
and the full and final payment and satisfaction of all Obligations (other than Obligations in respect of Letter of Credit Guaranties collateralized pursuant to
Section 11 hereof), the Companies agree on a consolidated basis:

         (a)  Intentionally left blank
              ------------------------

         (b) Fixed Charge  Coverage.  To maintain a Fixed Charge Coverage Ratio,
             ----------------------
calculated for each of the periods set forth below, of not less than:

                  Fiscal Period                                    Ratio
                  -------------                                    -----

         3-month period ending September 30, 2006                1.0 to 1.0
         6-month period ending December 31, 2006                 1.15 to 1.0
         9-month period ending March 31, 2007                    1.05 to 1.0
         12-month period ending June 30, 2007, and each          1.0 to 1.0
         12-month period ending at the end of each fiscal
         quarter thereafter                                      1.05 to 1.0

         (c) Operating  Leases and Capital  Expenditures.  Not to (i) enter into
             -------------------------------------------
any Operating Lease if after giving effect thereto the aggregate obligations with respect to Operating Leases during any fiscal year would exceed $350,000; or (ii) contract for, purchase, make expenditures for, lease pursuant to a
Capital Lease or otherwise incur obligations with respect to Capital Expenditures (whether subject to a security interest or otherwise) during any fiscal year of the Companies in the aggregate amount in excess of:

         (x)      $2,700,000 for the fiscal year ending December 31, 2006;
         (y)      $1,000,000 for the fiscal year ending December 31, 2007; and
         (z) $400,000 for the fiscal year ending December 31, 2008, and for each fiscal year thereafter.

         7.4 Negative  Covenants.  Until termination of this Financing Agreement
             -------------------
and full and final payment and satisfaction of all Obligations (other than Obligations in respect of Letter of Credit Guaranties collateralized pursuant to
Section 11 hereof), and unless otherwise approved in writing by CIT, each Company agrees not to, and will cause each Guarantor (other than the Limited Guarantor) and each subsidiary of such Company not to:

         (a) Liens and  Encumbrances.  Mortgage,  assign,  pledge,  transfer  or
             -----------------------
otherwise permit any lien, charge, security interest, encumbrance or judgment (whether as a result of a purchase money or title retention transaction, or other security interest, or otherwise) to exist on any of the Collateral or its other assets, whether now owned or hereafter acquired, except for the Permitted Encumbrances.

         (b)  Indebtedness.  Incur or create  any  Indebtedness  other  than the
              ------------
Permitted Indebtedness.

         (c) Sale of Assets. Sell, lease, assign,  transfer or otherwise dispose
             --------------
of (i) Collateral, except as otherwise specifically permitted by this Financing Agreement, or (ii) all or any substantial part of its assets, if any, which do not constitute Collateral, except as otherwise specifically permitted by this Financing Agreement.

         (e) Corporate  Change.  (i) Merge,  consolidate or amalgamate  with any
             -----------------
other entity (other than a Company), (ii) change its name or principal place of business, (iii) change its structure or organizational form, or reincorporate or reorganize in a new jurisdiction, (iv) enter into or engage in any operation or activity materially different from that presently being conducted by the Company, any Guarantor or any subsidiary of such Company, as the case may be; provided that any Company, any Guarantor and any subsidiary of such Company may change its name or its principal place of business so long as the Companies provide CIT with thirty (30) days prior written notice thereof and such Company, any Guarantor or any subsidiary of such Company, as the case may be, executes and delivers to CIT, prior to making such change, all documents and agreements required by CIT in order to ensure that the liens and security interests granted to CIT hereunder continue in effect without any break or lapse in perfection.

         (f) Guaranty  Obligations.  Assume,  guarantee,  endorse,  or otherwise
             ---------------------
become liable upon the obligations of any person, firm, entity or corporation, except (i) pursuant to the cross-corporate guarantees and by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (ii) Permitted Indebtedness.

         (g)  Dividends  and  Distributions.  Declare  or pay  any  dividend  or
              -----------------------------
distribution of any kind on, or purchase, acquire, redeem or retire, any of its equity interests (of any class or type whatsoever), whether now or hereafter issued and outstanding, other than Permitted Distributions.

         (h) Investments; Loans. (i) Create any new subsidiary, or (ii) make any
             ------------------
advance or loan to, or any investment in, any firm, entity, person or corporation, other than (w) Permitted Intercompany Loans; and loans and advances to Ronson Hydraulics and Prometcor in an aggregate amount not in excess of $20,000 per annum solely for the payment of taxes and other amounts required by such entities to otherwise comply with all laws, (x) advances to employees for business expenses arising in the ordinary course of business in the aggregate outstanding amount not in excess of $50,000 per annum, (y) investments in the form of cash equivalents or marketable securities (as defined under GAAP), swap contracts or similar transactions entered into in the ordinary course of business and not for speculative purposes and extensions of credit in the ordinary course of business (in each case, consistent with past practice), and
(z) advances on behalf of officers and directors under applicable indemnification arrangements, consistent with past practice, provided, however, that no Event of Default shall have occurred and be outstanding at the time any such advance is made, or would occur as a result of the making of any such advance, or (iii) acquire all or substantially all of the assets of, or any capital stock or any equity interests in, any firm, entity or corporation, other than current investments of such Company in existing subsidiaries of such entities.

         (i) Related Party Transactions. Except as set forth on Schedule 7.4(i),
             --------------------------
enter into any transaction, including, without limitation, any purchase, sale, lease, loan or exchange of property, with any shareholder, officer, director, parent (direct or indirect), subsidiary (direct or indirect) or other person or entity otherwise affiliated with the Companies, or any subsidiary of a Company (other than a transaction with one or more other Companies), unless (i) such transaction otherwise complies with the provisions of this Financing Agreement,
(ii) such transaction is pursuant to the reasonable requirements of the Companies, or any subsidiary of a Company, as the case may be, and upon fair and reasonable terms no less favorable to such entity than such entity could obtain in a comparable arms length transaction with an unrelated third party, and (iii) no Event of Default shall have occurred and remain outstanding at the time such transaction occurs, or would occur after giving effect to such transaction.

         (j) Restricted  Payments.  (i) Make any payment of the principal of, or
             --------------------
interest on, any Subordinated Debt, or purchase, acquire or redeem any of the Subordinated Debt, unless (x) such payment, purchase, acquisition or redemption is expressly permitted by the terms of the applicable Subordination Agreement and (y) no Default or Event of Default shall have occurred and remain outstanding on the date on which such payment or transaction occurs, or would occur as a result thereof; (ii) other than with respect to a Permitted Distribution, pay any management, consulting or other similar fees to any shareholder, director, parent (direct or indirect), subsidiary (direct or indirect) or other person or entity otherwise affiliated with the Companies, or any subsidiary of a Company.

         (k) Fiscal Year. Change such Company's fiscal year.
             -----------

         (l) Bank  Accounts.  Establish any  depository,  checking or other bank
             --------------
account of any kind with any financial institution (other than the accounts set forth on Schedule 7.4(l)) without CIT's prior written consent.

SECTION 8.   Interest, Fees and Expenses
             ---------------------------

         8.1   Interest.
               --------

         (a) Interest on Revolving Loans.  Interest on the outstanding principal
             ---------------------------
balance of the Revolving Loans shall be due and payable monthly on the first day of each month and shall accrue at a rate per annum equal to the Applicable Margin plus (i) in the case of loans to the Domestic Companies (all of which shall be denominated in U.S. Dollars), the Chase Bank Rate, and (ii) in the case of U.S. Dollar denominated loans to Ronson Canada, the U.S. Prime Rate, and in the case of Canadian Dollar denominated loans to Ronson Canada, the Canadian Prime Rate, in each case on the average net principal balance of such Revolving Loans at the close of each day during the immediately preceding month, as reflected by CIT's System. In the event of any change in said Chase Bank Rate, U.S. Prime Rate or Canadian Prime Rate, as the case may be, the rate set forth in the first sentence of this Section 8.1(a) shall change, effective as of the date of such change, so as to remain equal to the Applicable Margin plus the new Chase Bank Rate, new U.S. Prime

Rate, or new Canadian Prime Rate, as the case may be. All interest rates shall be calculated based on a 360-day year and actual days elapsed.

         (b) Interest on Term Loans.  Interest on the portions of the  principal
             ----------------------
balance of the Term Loans shall be payable monthly on the first day of each month and shall accrue at a rate per annum equal to the Applicable Margin plus the Chase Bank Rate. In the event of any change in said Chase Bank Rate, the rate set forth in the first sentence of this Section 8.1(b) shall change, effective as of the date of such change, so as to remain equal to the Applicable Margin plus the new Chase Bank Rate. All interest rates shall be calculated based on a 360-day year and actual days elapsed.

         (c) Additional Disclosure Regarding Interest on Loans to Ronson Canada.
             ------------------------------------------------------------------

                  (i) For purposes of disclosure under the Interest Act (Canada), where interest is calculated pursuant thereto at a rate based upon a three hundred sixty (360) day year or three hundred sixty-five (365) day year (the "First Rate"), the rate or percentage of interest on a yearly basis is equivalent to such First Rate multiplied by the actual number of days in the year divided by three hundred sixty (360) or three hundred sixty-five (365), as applicable.

                  (ii) Notwithstanding the provisions of this Section 8 or any other provision of this Financing Agreement, in no event shall the aggregate "interest" (as that term is defined in Section 347 of the Criminal Code (Canada)) with respect to any Loans by or on behalf of Canadian Lender exceed the effective annual rate of interest on the "credit advanced" (as defined therein) lawfully permitted under Section 347 of the Criminal Code (Canada). The effective annual rate of interest for such purpose shall be determined in accordance with generally accepted actuarial practices and principles over the term of the applicable Loan by or on behalf of Canadian Lender, and in the event of a dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by Agent will be conclusive for the purposes of such determination.

                  (iiii) A certificate of an authorized signing officer of CIT as to each rate of interest payable hereunder from time to time absent manifest error shall be conclusive evidence of such rate.

                  (iv) For greater certainty, unless otherwise specified in this Financing Agreement or any of the other Loan Documents, as applicable, whenever any amount is payable under this Financing Agreement or any of the other Loan Documents by the Companies as interest or as a fee which requires the calculation of an amount using a percentage per annum, each party to this Financing Agreement acknowledges and agrees that such amount shall be calculated as of the date payment is due without application of the "deemed reinvestment principle" or the "effective yield method." As an example, when interest is calculated and payable monthly, the rate of interest payable per month is one twelfth (1/12) of the stated rate of interest per annum.

         8.2 Default  Interest Rate. Upon the occurrence of an Event of Default,
             ----------------------
all Obligations may thereafter, at the election of CIT, bear interest at the Default Rate of Interest irrespective of whether such Event of Default is waived. The Default Rate of Interest may be applied retroactively from the date upon which the Event of Default occurred, notwithstanding that CIT obtained knowledge of such Event of Default at a later date. If an Event of Default is waived by CIT, any Default Rate of Interest imposed by CIT shall not apply and continue beyond the end of the fiscal quarter then in effect at the time such Event of Default is waived.

         8.3   Fees and Expenses Relating to Letters of Credit.
               -----------------------------------------------

         (a) Letter of Credit Guaranty Fee. In  consideration of the issuance of
             -----------------------------
any Letter of Credit Guaranty by CIT or other assistance of CIT in obtaining Letters of Credit pursuant to Section 5 hereof, Ronson, RAI and RCPC agree to pay to CIT a Letter of Credit Guaranty Fee equal to the Applicable Margin per annum on the face amount of each Letter of Credit. All Letter of Credit Guaranty Fees shall be due and payable monthly on the first day of each month.

         (b) Charges of Issuing  Bank.  Ronson,  RAI and RCPC agree to reimburse
             ------------------------
CIT for any and all charges, fees, commissions, costs and expenses charged to CIT for their account by an Issuing Bank in connection with, or arising out of, Letters of Credit or out of transactions relating thereto, when charged to or paid by CIT, or as may be due upon any termination of this Financing Agreement.

         8.4 Out-of Pocket  Expenses.  The Companies  agree to reimburse CIT for
             -----------------------
all Out-of-Pocket Expenses when charged to or paid by CIT.

         8.5 Line of Credit Fee; Collection Days. On the last day of each month,
             -----------------------------------
commencing with the month in which the Closing Date occurs,(a) the Companies agree to pay to CIT the Line of Credit Fee, and (b) CIT shall charge the Companies for interest at the rate set forth in Section 8.1 (or Section 8.2, if applicable) hereof on the Collection Days for the immediately preceding month.

         8.6 Loan Facility Fee;  Application of Deposits and Commitment  Fee. To
             ---------------------------------------------------------------
induce CIT to enter into this Financing Agreement and to extend to the Companies the Line of Credit, the Companies agreed to pay to CIT a Loan Facility Fee in the amount of $39,450.00, which was paid by the Companies and fully earned by CIT as a commitment fee in connection with the issuance of the Commitment Letter. Any unused due diligence deposit held by CIT pursuant to the Commitment Letter shall be credited to the Revolving Loan Account.

         8.7 Administrative Management Fee. On the Closing Date and on the first
             -----------------------------
day of the month following the month in which each annual anniversary of the Closing Date occurs, the Companies agree to pay to CIT the Administrative Management Fee, which shall be fully earned when paid.

         8.8  Standard  Operational  Fees.  In  addition  to the  Administrative
              ---------------------------
Management Fee and all Out-of-Pocket Expenses incurred by CIT in connection with any action taken under Section 7.2(a) hereof (but without duplication), the Companies agree to pay to CIT (a) all Documentation Fees, (b) CIT's standard charges for any employee of CIT used to conduct any of the examinations, verifications, inspections, physical counts and other valuations described in
Section 7.2(a) hereof (currently $1,000 per person, per day), and CIT's standard charges for each wire transfer made by CIT to or for the benefit of the Companies (currently $30) and for Dunn and Bradstreet searches conducted by CIT for any Company's account (currently $65), provided that such standard charges may be increased by CIT from time to time. Such charges shall be due and payable in accordance with CIT's standard practices, as in effect from time to time.

         8.9    Intentionally left blank.
                ------------------------

         8.10   Intentionally left blank.
                ------------------------

         8.11 Early  Termination  Fee and Prepayment  Premium.  In the event the
              -----------------------------------------------
Companies terminate the Revolving Line of Credit or this Financing Agreement on an Early Termination Date, the Early Termination Fee shall be due and payable in full on the date of termination. In the event the Domestic Companies voluntarily prepay the Initial Term Loan, in whole or in part, on an Early Termination Date, the Prepayment Premium applicable thereto shall be due and payable in full on the date of such prepayment. In the event this Financing Agreement is terminated pursuant to Section 10.2 hereof (whether automatically or by CIT), an Early Termination Fee and Prepayment Premium shall be due and payable in full on the date of termination.

         8.12  Capital  Adequacy.  In the  event  that  CIT  (or  any  financial
               -----------------
institution that purchases from CIT a participation in the loans made by CIT to the Companies hereunder), subsequent to the Closing Date, determines in the exercise of its reasonable business judgment that (x) any change in applicable law, rule, regulation or guideline regarding capital adequacy, or (y) any change in the interpretation or administration thereof, or (z) compliance by CIT or such financial institution with any new request or directive regarding capital adequacy (whether or not having the force of law) of any central bank or other governmental or regulatory authority, has or would have the effect of reducing the rate of return on CIT's or such financial institution's capital as a consequence of its obligations hereunder to a level below that which CIT or such financial institution could have achieved but for such change or compliance (taking into consideration CIT's or such financial institution's policies with respect to capital adequacy) by an amount deemed material by CIT or such financial institution in the exercise of their reasonable business judgment, the Companies agree to pay to CIT, no later than five (5) days following demand by CIT, such additional amount or amounts as will compensate CIT or such financial institution for such reduction in rate of return. In determining such amount or amounts, CIT and such financial institution may use any reasonable averaging or attribution methods. The protection of this Section 8.12 shall be available to CIT and such financial institution regardless of any possible contention of invalidity or inapplicability with respect to the applicable law, regulation or condition. A certificate of CIT or such financial institution setting forth such amount or amounts as shall be necessary to compensate CIT or such financial institution with respect to this Section 8.12 and the calculation thereof, when delivered to the Companies, shall be conclusive and binding on each Company absent manifest error. In the event CIT or such financial institution exercises its rights pursuant to this Section 8.12, and subsequent thereto determines that the amounts paid by the Companies exceeded the amount which CIT or such financial institution actually required to compensate CIT or such financial institution for any reduction in rate of return on its capital, such excess shall be returned to the Companies by CIT or such financial institution, as the case may be.

         8.13.  Taxes,  Reserves  and Other  Conditions.  In the event  that any
                ---------------------------------------
applicable law, treaty or governmental regulation, or any change therein or in the interpretation or application thereof, or compliance by CIT (or by any financial institution that purchases from CIT a participation in the loans made by CIT to the Companies hereunder) with any new request or directive (whether or not having the force of law) of any central bank or other governmental or regulatory authority, shall:

         (a) subject CIT or such financial institution to any tax of any kind whatsoever (including without limitation any withholding taxes) with respect to this Financing Agreement or the other Loan Documents, or change the basis of taxation of payments to CIT or such financial institution of principal, fees, interest or any other amount payable hereunder or under any of the other Loan Documents (except for changes in the rate of tax on the overall net income of CIT or such financial institution by the federal government or other jurisdiction in which it maintains its principal office);

         (b) impose, modify or hold applicable any reserve, special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by CIT or such financial institution by reason of or in respect to this Financing Agreement and the Loan Documents, including (without limitation) pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

         (c) impose on CIT or such financial institution any other condition with respect to this Financing Agreement or any other document;

and the result of any of the foregoing is to (i) increase the cost to CIT of making, renewing or maintaining CIT's loans hereunder (or the cost to such financial institution in participating in such loans) by an amount deemed material by CIT or such financial institution in the exercise of its reasonable business judgment, or (ii) reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the loans made hereunder by an amount that CIT or such financial institution deems to be material in the exercise of its reasonable business judgment, the Companies agree to pay to CIT, no later than five (5) days following demand by CIT, such additional amount or amounts as will compensate CIT or such financial institution for such increase in cost or reduction in payment, as the case may be. A certificate of CIT or such financial institution setting forth such amount or amounts as shall be necessary to compensate CIT or such financial institution with respect to this
Section 8.13 and the calculation thereof, when delivered to the Companies, shall be conclusive and binding on each Company absent manifest error. In the event CIT or such financial institution exercises its rights pursuant to this Section 8.13, and subsequent thereto determines that the amounts paid by the Companies in whole or in part exceeded the amount which CIT or such financial institution actually required to compensate CIT or such financial institution for any increase in cost or reduction in payment, such excess shall be returned to the Companies by CIT or such financial institution, as the case may be.

         Notwithstanding any other provisions contained in this Financing Agreement, CIT hereby acknowledges and agrees that CIT (excluding the Canadian Lender) will not sell a participation in the loans made by CIT (excluding the Canadian Lender) to the Companies hereunder to any financial institution that is not a "United States person" (within the meaning of Section 7701(a)(3) of the Internal Revenue Code of 1986, as amended), or not otherwise entitled to an exemption from withholding tax on all or any portion of the payments to be made hereunder.

         8.14 Authority to Charge  Revolving Loan Account.  The Companies hereby
              -------------------------------------------
authorize CIT to charge their Revolving Loan Accounts with the amount of all payments due under this Section 8 as such payments become due. Any amount charged to the Revolving Loan Accounts of the Domestic Companies shall be deemed a Chase Bank Rate Loan hereunder and any amount charged to the Revolving Loan Account of Ronson Canada shall be deemed a Canadian

Rate Loan hereunder and in each case shall bear interest at the rate provided in
Section 8.1 (or Section 8.2, if applicable) of this Financing Agreement. The Companies confirm that any charges which CIT may make to the Revolving Loan Account as provided herein will be made as an accommodation to the Companies and solely at CIT's discretion.

SECTION 9.   Powers
             ------

         9.1  Authority.  The Companies  hereby  authorize CIT, or any person or
              ---------
agent which CIT may designate, at the Companies' cost and expense, to exercise all of the following powers, which authority shall be irrevocable until the termination of this Financing Agreement and the full and final payment and satisfaction of the Obligations:

         (a) To receive, take, endorse, sign, assign and deliver, all in the name of CIT or the Companies (or any of them), any and all checks, notes, drafts, and other documents or instruments relating to the Collateral;

         (b) To receive, open and dispose of all mail addressed to the Companies (or any of them) and to notify postal authorities to change the address for delivery thereof to such address as CIT may designate;

         (c) To request from customers indebted on Accounts at any time, in the name of CIT, information concerning the amounts owing on the Accounts;

         (d) To request from customers indebted on Accounts at any time, in the name of the Companies (or any of them), any certified public accountant designated by CIT or any other designee of CIT, information concerning the amounts owing on the Accounts;

         (e) To transmit to customers indebted on Accounts notice of CIT's interest therein and to notify customers indebted on Accounts to make payment directly to CIT for the Companies' account; and

         (f) To take or bring, in the name of CIT or the Companies (or any of them), all steps, actions, suits or proceedings deemed by CIT necessary or desirable to enforce or effect collection of the Accounts.

         9.2  Limitations on Exercise.  Notwithstanding  any other  provision of
              -----------------------
this Financing Agreement to the contrary, the powers set forth in Sections 9.1(b), (e) and (f) may only be exercised if an Event of Default shall have occurred and remain outstanding.

SECTION 10.   Events of Default and Remedies
              ------------------------------

         10.1 Events of Default.  Each of the following  events shall constitute
              -----------------
an "Event of Default" under this Agreement:

         (a) the cessation of the business of any Company or any subsidiary of a Company, or the calling of a meeting of the creditors of any Company or any subsidiary of a Company for purposes of compromising its debts and obligations;

         (b) the failure of any Company or any subsidiary of a Company to generally meet its debts as those debts mature;

         (c) (i) the commencement by any Company or any subsidiary of a Company of any bankruptcy, insolvency, arrangement, reorganization, receivership, assignment for the benefit of creditors or similar proceedings under any federal or state law or under any applicable Canadian or Provincial law or statute; or
(ii) the commencement against any Company or any subsidiary of a Company of any bankruptcy, insolvency, arrangement, reorganization, receivership, assignment for the benefit of creditors or similar proceeding under any federal or state law or under any applicable Canadian or Provincial law or statute by creditors of any of them, but only if such proceeding is not contested by such Company or any subsidiary of such Company, as applicable, within ten (10) days and not dismissed or vacated within thirty (30) days of commencement, or any of the actions or relief sought in any such proceeding shall occur or be authorized by such Company or any subsidiary of a Company;

         (d) the breach or violation by any Company of any warranty, representation or covenant contained in this Financing Agreement (other than those referred to in Section 10.1(e) below) or any of the other Loan Documents, provided that such breach or violation shall not be deemed to be an Event of Default unless such Company fails to cure such breach or violation to CIT's satisfaction within twenty (20) days from the date of such breach or violation; provided, however, that, such twenty (20) day period shall not apply in the case of (i) any failure to observe any such representation, warranty or covenant which is not capable of being cured at all or within such twenty (20) day period or which has been the subject of a prior failure within a six (6) month period, or (ii) an intentional breach by such Company or Guarantor of any such representation, warranty or covenant;

         (e) the breach or violation by any Company of any warranty, representation or covenant contained in Sections 3.2, 6.3, 6.4, 6.5, 6.6(b), 7.1(a), 7.1(b), 7.1(d), 7.2(b), 7.2(c), 7.2(d), 7.2(f), 7.2(g), 7.2(h), 7.3 and
7.4;

         (f) the failure of the Companies to pay any of the Obligations within five (5) Business Days of the due date thereof, provided that nothing contained herein shall prohibit CIT from charging such amounts to the Revolving Loan Account on the due date thereof;

         (g) any Company shall (i) engage in any "prohibited transaction" as defined in ERISA, (ii) incur any "accumulated funding deficiency" as defined in ERISA, (iii) incur any "reportable event" as defined in ERISA, (iv) terminate any "plan", as defined in ERISA or (v) become involved in any proceeding in which the Pension Benefit Guaranty Corporation shall seek appointment, or is appointed, as trustee or administrator of any "plan", as defined in ERISA, and with respect this Section 10.1(g), such event or condition either (x) remains uncured for a period of thirty (30) days from date of occurrence and (y) could, in CIT's reasonable business judgment, subject any Company to any tax, penalty or other liability having a Material Adverse Effect;

         (h) the occurrence of any default or event of default (after giving effect to any applicable grace or cure period) under any of the other Loan Documents, or any of the other Loan Documents ceases to be valid, binding and enforceable in accordance with its terms;

         (i) the occurrence of any default or event of default (after giving effect to any applicable grace or cure period) under any instrument or agreement evidencing or governing (i) the Subordinated Debt or (ii) other Indebtedness of the Companies (or any of them) having a principal amount in excess of $50,000;

         (j) the Companies (or any of them) shall modify the terms or provisions of any agreement, instrument or other document relating to any Subordinated Debt without CIT's prior written consent, unless such modification is permitted by the applicable Subordination Agreement;

         (k) a Change of Control shall occur;

         (l) a final judgment for the payment of money in excess of $50,000 shall be rendered against any Company or any Guarantor other than the Limited Guarantor (other than a judgment as to which a financially sound and reputable insurance company has acknowledged coverage of such claim in writing), and either (i) within thirty (30) days after the entry of such judgment, shall not have been discharged or stayed pending (or if stayed pending appeal, shall not have been discharged within thirty (30) days after the entry of a final order of affirmance on appeal), or (ii) enforcement proceedings shall be commenced by any holder of such judgment;

         (m) any other event shall have occurred that has had or could reasonably be expected to have a Material Adverse Effect; or.

         (n) any Guarantor shall attempt to terminate its Guaranty or deny that such Guarantor has any liability thereunder, or any Guaranty shall be declared null and void and of no further force and effect.

         10.2 Remedies With Respect to Outstanding Loans. Upon the occurrence of
              ------------------------------------------
a Default or an Event of Default and continuing thereafter unless and until such Default is cured to CIT's satisfaction or such Event of Default is waived by CIT in writing, at the option of CIT, all loans, advances and extensions of credit provided for in Sections 3, 4 and 5 of this Financing Agreement thereafter shall be made in CIT's sole discretion, and the obligation of CIT to make Revolving Loans, and to assist the Companies in opening Letters of Credit, shall cease. In addition, upon the occurrence of an Event of Default, CIT may, at its option (a) declare all Obligations immediately due and payable,
(b) charge the Companies the Default Rate of Interest on all then outstanding or thereafter incurred Obligations in lieu of the interest provided for in Sections
8.1 of this Financing Agreement, and (c) immediately terminate this Financing Agreement upon notice to the Companies. Notwithstanding the foregoing, (x) CIT's commitment to make loans, advances and extensions of credit provided for in Sections 3, 4 and 5 of this Financing Agreement automatically shall terminate without any declaration, notice or demand by CIT upon the commencement of any proceeding described in Section 10.1(c), and (y) this Financing Agreement automatically shall terminate and all Obligations shall become due and payable immediately without any declaration, notice or demand by CIT, upon the commencement of any proceeding described in clause (i) of Section 10.1(c) or the occurrence of an Event of Default described in clause (ii) of Section 10.1(c). The exercise of any option is not exclusive of any other option that may be exercised at any time by CIT.

         10.3   Remedies With Respect to Collateral.
                -----------------------------------

         (a) General. Immediately after the occurrence of an Event of Default, CIT may, at its option, to the extent permitted by applicable law: (a) remove from any premises where same may be located any and all books and records, computers, electronic media and software programs associated with any Collateral (including electronic records, contracts and signatures pertaining thereto), documents, instruments and files, and any receptacles or cabinets containing same, relating to the Accounts, and CIT may use, at the Companies' expense, such of the Companies' personnel, supplies or space at any Company's places of business or otherwise, as may be necessary to properly administer and control the Accounts or the handling of collections and realizations thereon; (b) bring suit, in the name of the Companies (or any of them) or CIT, and generally shall have all other rights respecting the Accounts, including, without limitation, the right to (i) accelerate or extend the time of payment, (ii) settle, compromise, release in whole or in part any amounts owing on any Accounts and
(iii) issue credits in the name of the Companies (or any of them) or CIT; (c) sell, assign and deliver the Collateral and any returned, reclaimed or repossessed merchandise, with or without advertisement, at public or private sale, for cash, on credit or otherwise, at CIT's sole option and discretion, and CIT may bid or become a purchaser at any such sale, free from any right of redemption, which right is hereby expressly waived by the Companies; (d) foreclose CIT's security interests in the Collateral by any available judicial procedure, or take possession of any or all of the Collateral without judicial process, and to enter any premises where any Collateral may be located for the purpose of taking possession of or removing the same; and (e) exercise any other rights and remedies provided in law, in equity, by any other Loan Document or contract or otherwise. CIT shall have the right, without notice or advertisement, to sell, lease, or otherwise dispose of all or any part of the Collateral whether in its then condition or after further preparation or processing, in the name of the Companies (or any of them) or CIT, or in the name of such other party as CIT may designate, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations (including, without limitation, warranties of title, possession, quiet enjoyment and the like), and upon such other terms and conditions as CIT in its sole discretion may deem advisable, and CIT shall have the right to purchase at any such sale. If any Inventory and Equipment shall require rebuilding, repairing, maintenance or preparation, CIT shall have the right, at its option, to do such of the aforesaid as is necessary, for the purpose of putting the Inventory and Equipment in such saleable form as CIT shall deem appropriate. The Companies agree, at the request of CIT, to assemble the Inventory and Equipment, and to make it available to CIT at premises of the Companies or elsewhere and to make available to CIT the premises and facilities of the Companies for the purpose of CIT's taking possession of, removing or putting the Inventory and Equipment in saleable form. If notice of intended disposition of any Collateral is required by law, it is agreed that ten (10) days notice shall constitute reasonable notification and full compliance with the law. The net cash proceeds resulting from CIT's exercise of any of the foregoing rights (after deducting all Out-of-Pocket Expenses relating thereto) shall be applied by CIT to the payment of the Obligations, whether due or to become due, in such order as CIT may elect, and the Companies shall remain liable to CIT for any deficiencies, and CIT in turn agrees to remit to the Companies or their successors or assigns, any surplus resulting therefrom. Upon CIT's request, the Companies shall pay to CIT, in immediately available funds, an amount equal to 110% of the face amount of any outstanding Letters of Credit to be held by CIT as cash collateral. In furtherance of the foregoing, CIT may withhold any credit balances in the Revolving Loan Account to cover such amount. The enumeration of the foregoing rights is not intended to be exhaustive and the exercise of any right shall not preclude the exercise of any other right of CIT under applicable law or the other Loan Documents, all of which shall be cumulative.

         (b) Specified Intellectual Property. Notwithstanding any provision to the contrary contained in this Financing Agreement, CIT may not assert any right, title or interest in or to the Specified Intellectual Property (other than the commencement of foreclosure proceedings upon the occurrence of an Event of Default) unless, during the period extending ninety (90) days after the commencement of such foreclosure proceedings, the Companies have not satisfied all Obligations consisting of and arising from the Initial Additional Term Loan.

         10.4  General  Indemnity.  In addition to the  Companies'  agreement to
               ------------------
reimburse CIT for Out-of-Pocket Expenses, but without duplication, the Companies hereby agree to indemnify CIT and its officers, directors, employees, attorneys and agents (each, an "Indemnified Party") from, and to defend and hold each Indemnified ------------------ Party harmless against, any and all losses, liabilities, obligations, claims, actions, judgments, suits, damages, penalties, costs, fees, expenses (including reasonable attorney's fees) of any kind or nature which at any time may be imposed on, incurred by, or asserted against, any Indemnified Party:

         (a) as a result of CIT's exercise of (or failure to exercise) any of CIT's rights and remedies hereunder or any other Loan Document, including, without limitation, (i) any sale or transfer of the Collateral, (ii) the preservation, repair, maintenance, preparation for sale or securing of any Collateral, and (iii) the defense of CIT's interests in the Collateral (including the defense of claims brought by the Companies (or any of them), as a debtor-in-possession or otherwise, any secured or unsecured creditors of the Companies (or any of them), or any trustee or receiver in bankruptcy);

         (b) as a result of any environmental pollution, hazardous material or environmental clean-up relating to the Real Estate, the Companies' operation and use of the Real Estate, and the Companies' off-site disposal practices;

         (c) arising from or relating to (i) the maintenance and operation of any Depository Account, (ii) any Depository Account Control Agreements and (iii) any action taken (or failure to act) by any Indemnified Party with respect thereto;

         (d) in connection with any regulatory investigation or proceeding by any regulatory authority or agency having jurisdiction over the Companies (or any of them); and

         (e)  otherwise   relating  to  or  arising  out  of  the   transactions
contemplated by this Financing Agreement and the other Loan Documents, or any action taken (or failure to act) by any Indemnified Party with respect thereto;

provided that an Indemnified Party's conduct in connection with the any of the foregoing matters does not constitute gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction. This indemnification shall survive the termination of this Financing Agreement and the payment and satisfaction of the Obligations. CIT may from time to time establish Availability Reserves with respect to this indemnity as CIT may deem advisable in the exercise of its reasonable business judgment, and upon termination of this Financing Agreement, CIT may hold such reserves as cash reserves as security for this indemnity.

SECTION 11.   Termination
              -----------

         Except as otherwise provided in Section 10.2 hereof, CIT may terminate this Financing Agreement and the Line of Credit only as of the initial or any subsequent Termination Date, and then only by giving the Companies at least ninety (90) days prior written notice of termination. If this Financing Agreement is terminated as contemplated by Section 10.2 hereof (whether automatically or by CIT) prior to any Termination Date, the Companies shall pay to CIT any Early Termination Fee and Prepayment Premium due and payable hereunder, on the date of termination. The Companies, or any one of them, may terminate this Financing Agreement at any time prior to any Termination Date upon thirty (30) days prior written notice to CIT, provided that the Companies pay to CIT any Early Termination Fee and Prepayment Premium due and payable hereunder on the date of termination. In view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of CIT's lost profits as a result thereof, such Early Termination Fee and Prepayment Premium shall constitute a part of the Obligations, be presumed to be the amount of damages sustained by CIT as a result of such early termination and the Companies agree that such fees are reasonable under currently existing circumstances. A termination by any one Company shall be deemed a termination by all Companies. THIS FINANCING AGREEMENT, UNLESS TERMINATED AS HEREIN PROVIDED, SHALL AUTOMATICALLY CONTINUE FROM TERMINATION DATE TO TERMINATION DATE. All Obligations shall become due and payable in full on the date of any termination hereunder and, pending a final accounting of the Obligations, the Companies shall pay to CIT, in immediately available funds, an amount sufficient to cover any contingent Obligations then outstanding, including, but not limited to, 110% of the face amount of any outstanding Letters of Credit to be held by CIT as cash collateral. In furtherance of the foregoing, CIT may withhold any credit balances in the Revolving Loan Account to cover such amount. All of CIT's rights, liens and security interests granted pursuant to the Loan Documents shall continue after any termination of this Financing Agreement until all Obligations have been fully and finally paid and satisfied (other than Obligations collateralized as aforesaid).

SECTION 12.   Miscellaneous
              -------------

         12.1  Waivers.   The   Companies   hereby  waive   diligence,   demand,
               -------
presentment, protest and any notices thereof as well as notices of nonpayment, intent to accelerate and acceleration. No waiver of an Event of Default by CIT shall be effective unless such waiver is in writing and signed by CIT, and shall be binding as against both Lenders. No delay or failure of CIT to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or remedy, or shall operate as a waiver of such right or remedy, or as a waiver of such Event of Default. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No single or partial exercise by CIT of any right or remedy precludes any other or further exercise thereof, or precludes any other right or remedy.

         12.2 Entire  Agreement;  Amendments.  This Financing  Agreement and the
              ------------------------------
other Loan Documents: (a) constitute the entire agreement between the Companies and CIT; (b) supersede any prior agreements (including the agreements set forth in the Commitment Letter); (c) may be amended only by a writing signed by the Companies and CIT (which shall be binding as against both Lenders); and (d) shall bind and benefit the Companies and CIT and their respective successors and assigns, except that no Company shall not have the right to assign (by operation of law or otherwise) its rights or obligations hereunder or any interest herein without the prior written consent of CIT. Should the provisions of any Loan Document conflict with the provisions of this Financing Agreement, the provisions of this Financing Agreement shall apply and govern.

         12.3 Usury Limit.  In no event shall the Companies,  upon demand by CIT
              -----------
for payment of any indebtedness relating hereto, by acceleration of the maturity thereof, or otherwise, be obligated to pay interest and fees in excess of the amount permitted by law. Regardless of any provision herein or in any agreement made in connection herewith, CIT shall never be entitled to receive, charge or apply, as interest on any indebtedness relating hereto, any amount in excess of the maximum amount of interest permissible under applicable law. If CIT ever receives, collects or applies any such excess, it shall be deemed a partial repayment of principal and treated as such. If as a result, the entire principal amount of the Obligations is paid in full, any remaining excess shall be refunded to the Companies. This Section 12.3 shall control every other provision of the Financing Agreement, the other Loan Documents and any other agreement made in connection herewith.

         12.4  Severability.  If  any  provision  hereof  or of any  other  Loan
               ------------
Document is held to be illegal or unenforceable, such provision shall be fully severable, and the remaining provisions of the applicable agreement shall remain in full force and effect and shall not be affected by such provision's severance. Furthermore, in lieu of any such provision, there shall be added automatically as a part of the applicable agreement a legal and enforceable provision as similar in terms to the severed provision as may be possible.

         12.5 WAIVER OF JURY TRIAL;  SERVICE OF PROCESS.  EACH COMPANY,  CIT AND
              -----------------------------------------
THE LENDERS EACH HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREUNDER. EACH COMPANY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE OF PROCESS BY

CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED. IN NO EVENT WILL CIT BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

         12.6 Notices.  Except as otherwise herein provided, any notice or other
              -------
communication required hereunder shall be in writing (messages sent by e-mail or other electronic transmission (other than by telecopier) shall not constitute a writing, however any signature on a document or other writing that is transmitted by e-mail or telecopier shall constitute a valid signature for purposes hereof), and shall be deemed to have been validly served, given or delivered when received by the recipient if hand delivered, sent by commercial overnight courier or sent by facsimile, or three (3) Business Days after deposit in the United States mail, with proper first class postage prepaid and addressed to the party to be notified as follows:

         (a) if to CIT, from and after the date hereof through October 1, 2006, at:

                  The CIT Group/Commercial Services, Inc.
                  1211 Avenue of the Americas
                  12th Floor
                  New York, NY  10036
                  Attn: Regional Credit Manager
                  Telecopier No.: (212) 382-6875;

                  And after October 1, 2006, at:

                  The CIT Group/Commercial Services, Inc.
                  11 West 42nd Street
                  11th Floor
                  New York, NY  10017
                  Attn: Regional Credit Manager
                  Telecopier No.: (212) 382-6875;

With a courtesy copy of any notice to CIT's counsel at:

                  Stradley Ronon Stevens & Young, LLP
                  2600 One Commerce Square
                  Philadelphia, PA  19103
                  Attention: Gary P. Scharmett, Esquire
                  Telecopier No.: (215) 564-8120

         (b)      if to the Companies (or any of them) at:

                  Ronson Corporation
                  Corporate Park III
                  Campus Drive
                  P.O. Box 6707
                  Somerset, NJ  08875
                  Attn: Mr. Louis V. Aronson II
                  Telecopier No.: (732) 469-6079

With a courtesy copy of any notice to Companies' counsel at:

                  McCarter & English, LLP
                  Four Gateway Center
                  100 Mulberry Street
                  Newark, NJ  07102
                  Attn: Andrew T. Berry, Esquire
                  Telecopier No.: (973) 624-7070; or

         (c) to such other address as any party may designate for itself by like notice.

Each of the Companies hereby designates the Funds Administrator as its representative and agent on its behalf for the purposes of giving and receiving all notices and consents under this Financing Agreement, the other Loan Documents or under any other documents, instrument or agreement related thereto and taking all other actions (including in respect of compliance with covenants) on behalf of itself and/or each of the other Companies under the Loan Documents. The Funds Administrator hereby accepts such appointment. CIT may regard any notice or other communication pursuant to any of the Loan Documents from the Funds Administrator as a notice or communication from each of the Companies, and may give any notice or communication required or permitted to be given to any of the Companies under any of the Loan Documents to the Funds Administrator. Each of the Companies agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by the Funds Administrator shall be deemed for all purposes to have been made by such entity and shall be binding upon and enforceable against such entity to the same extent as if the same had been made directly by such entity.

         12.7     Joint and Several Liability.
                  ---------------------------

         (a) Joint and Several Liability. All Revolving Loans and Term Loans made to the Domestic Companies shall be deemed jointly funded to, and received by, such Companies. Each Domestic Company jointly and severally agrees to pay, and shall be jointly and severally liable for the payment and performance of, all Obligations. Each Domestic Company acknowledges and agrees that the joint and several liability of such Company is provided as an inducement to CIT to provide loans and other financial accommodations to the Companies, and that each such loan or other financial accommodation shall be deemed to have been done or extended by CIT in consideration of, and in reliance upon, the joint and several liability of the Domestic Companies. The joint and several liability of each Domestic Company hereunder is absolute, unconditional and continuing, regardless of the validity or enforceability of any of the Obligations, or the fact that a security interest or lien in any Collateral may not be enforceable or subject to equities or defenses or prior claims in favor of others, or may be invalid or defective in any way and for any reason. Each Domestic Company hereby waives:
(i) all notices to which such Company may be entitled as a co-obligor with respect to the Obligations, including, without limitation, notice of (x) acceptance of this Financing Agreement, (y) the making of loans or other financial accommodations under this Financing Agreement, or the creation or existence of the Obligations, and (z) presentment, demand, protest, notice of protest and notice of non-payment; and (ii) all defenses based on (w) any modification (or series of modifications) of this Financing Agreement or the other Loan Documents that may create a substituted contract, or that may fundamentally alter the risks imposed on such Company hereunder, (x) the release of any other Company from its duties this Financing Agreement or the other Loan Documents, or the extension of the time of performance of any other Company's duties hereunder or thereunder, (y) the taking, releasing, impairment or abandonment of any Collateral, or the settlement, release or compromise of the Obligations or any other Company's or Guarantor's liabilities with respect to all or any portion of the Obligations, or (z) any other act (or any failure to act) that fundamentally alters the risks imposed on such Company by virtue of its joint and several liability hereunder. It is the intent of each Domestic Company by this paragraph to waive any and all suretyship defenses available to such Company with respect to the Obligations, whether or not specifically enumerated above.

         (b) Subrogation and Contribution Rights. Each Domestic Company hereby agrees that until the full and final payment and satisfaction of the Obligations and the termination of this Financing Agreement, such Company will not exercise any subrogation, contribution or other right or remedy against any other Domestic Company or any security for any of the Obligations arising by reason of such Domestic Company's performance or satisfaction of its joint and several liability hereunder. In addition, each Domestic Company agrees that (i) such Company's right to receive any payment of amounts due with respect to such subrogation, contribution or other rights is subordinated to the full and final payment and satisfaction of the Obligations, and (ii) such Company agrees not to demand, sue for or otherwise attempt to collect any such payment until the full and final payment and satisfaction of the Obligations and the termination of this Financing Agreement.

         12.8 CHOICE OF LAW. THE VALIDITY,  INTERPRETATION  AND  ENFORCEMENT  OF
              -------------
THIS FINANCING AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT ANY OTHER LOAN DOCUMENT INCLUDES AN EXPRESS ELECTION TO BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION.

         12.9 Choice of Forum. . Each Company,  CIT and the Lenders  irrevocably
              ---------------
consent and submit to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, whichever CIT may elect, and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Financing Agreement or any of the other Loan Documents or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Financing Agreement or any of the other Loan Documents or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that CIT shall have the right to bring any action or proceeding against any Company or its property in the courts of any other jurisdiction which CIT deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against such Company or its property).

         12.10   Interpretative Provisions.
                 -------------------------

         (a) All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires.

         (b) All references to the Companies, Guarantor(s) and CIT pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns and, in the case of CIT, shall refer to it individually and include the Canadian Lender, and refer to it in its capacity as agent for itself and the Canadian Lender, where appropriate.

         (c) The word "including" when used in this Financing Agreement shall mean "including, without limitation" and the word "will" when used in this Financing Agreement shall be construed to have the same meaning and effect as the word "shall."

         (d) A Default shall remain outstanding until such Default is cured in a manner satisfactory to CIT, if such Default is capable of being cured as determined by CIT and an Event of Default shall remain outstanding until such Event of Default is waived in writing by CIT.

         (e) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

         (f) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

         12.11 Counterparts, Etc. . This Financing Agreement or any of the other
               --------------------
Loan Documents may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Financing Agreement or any of the other Loan Documents by facsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Financing Agreement or any of such other Loan Documents. Any party delivering an executed counterpart of any such agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.



         IN WITNESS WHEREOF, the parties hereto have caused this Financing Agreement to be executed by their proper and duly authorized officers as of the date set forth above.


RONSON CORPORATION                                   THE CIT GROUP/COMMERCIAL SERVICES,
                                                     INC., as agent for itself and for CIT FINANCIAL LTD.


By:      /s/ Louis V. Aronson II                     By:      /s/ Peter L. Austin
         -------------------------------------                -------------------------------------
Name:    Louis V. Aronson II                         Name:    Peter L. Austin
Title:   President and Chief Executive Officer       Title:   Vice President

RONSON AVIATION, INC.                                RONSON CONSUMER PRODUCTS CORPORATION:


By:      /s/ Louis V. Aronson II                     By:      /s/ Louis V. Aronson II
         -------------------------------------                -------------------------------------
Name:    Louis V. Aronson II                         Name:    Louis V. Aronson II
Title:   President and Chief Executive Officer       Title:   President and Chief Executive Officer

RONSON CORPORATION OF CANADA LTD                     CIT FINANCIAL LTD.


By:      /s/ Louis V. Aronson II                     By:      /s/ S. Grassa
         -------------------------------------                -------------------------------------
Name:    Louis V. Aronson II                         Name:    S. Grassa
Title:   President and Chief Executive Officer       Title:   Vice President


                                    EXHIBIT A

                    FORM OF INITIAL TERM LOAN PROMISSORY NOTE

$195,000.00                                                      July ____, 2006
                                                      Philadelphia, Pennsylvania

         FOR VALUE RECEIVED, the undersigned, RONSON CORPORATION, a New Jersey corporation, RONSON CONSUMER PRODUCTS CORPORATION, a New Jersey corporation, and RONSON AVIATION, INC., a New Jersey corporation (individually and collectively, the "Company"), hereby, jointly and severally, promise to pay to the order of THE CIT GROUP/COMMERCIAL SERVICES, INC. ("CIT") at its office located at 1211 Avenue of the Americas, 12th Floor, New York, New York 10036, in lawful money of the United States of America and in immediately available funds, the principal amount of One Hundred Ninety-Five Thousand and 00/100 Dollars ($195,000.00), in sixty (60) equal consecutive monthly principal installments of $3,250.00 each with the first such installment due and payable on September 1, 2006 and subsequent installments (including the final installment) due and payable on the first day of each month thereafter until this Note is paid in full, subject to the payment and acceleration provisions set forth in the last paragraph of this Note.

                  The Company further agrees to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof on the dates and at the rates specified in Section 8 of the Financing Agreement of even date herewith between the Company and CIT (the "Financing Agreement"). Capitalized terms used in this Note and defined in the Financing Agreement shall have the meanings given to such terms in the Financing Agreement unless otherwise specifically defined herein.

                  This Note is a Promissory Note referred to in the Financing Agreement, evidences the Initial Term Loan made to the Company thereunder, and is subject to, and entitled to, all provisions and benefits thereof, including optional and mandatory prepayment, in whole or in part, as provided therein.

         Notwithstanding any other provision of this Note to the contrary, upon the occurrence of any Event of Default specified in the Financing Agreement, or upon termination of the Financing Agreement for any reason, all amounts then remaining unpaid on this Note may become, or be declared to be, at the sole election of CIT, immediately due and payable as provided in the Financing Agreement.

                                  RONSON CORPORATION

                                  By:
                                      -----------------------------------------
                                  Name:    Louis V. Aronson II
                                  Title:   President and Chief Executive Officer

                                  RONSON CONSUMER PRODUCTS
                                  CORPORATION

                                  By:
                                      -----------------------------------------
                                  Name:    Louis V. Aronson II
                                  Title:   President and Chief Executive Officer

                                  RONSON AVIATION, INC.

                                  By:
                                      -----------------------------------------
                                  Name:    Louis V. Aronson II
                                  Title:   President and Chief Executive Officer

                                    EXHIBIT B

              FORM OF INITIAL ADDITIONAL TERM LOAN PROMISSORY NOTE

$750,000.00                                                      July ____, 2006
                                                      Philadelphia, Pennsylvania

         FOR VALUE RECEIVED, the undersigned, RONSON CORPORATION, a New Jersey corporation, RONSON CONSUMER PRODUCTS CORPORATION, a New Jersey corporation, and RONSON AVIATION, INC., a New Jersey corporation (individually and collectively, the "Company"), hereby, jointly and severally, promise to pay to the order of THE CIT GROUP/COMMERCIAL SERVICES, INC. ("CIT") at its office located at 1211 Avenue of the Americas, 12th Floor, New York, New York 10036, in lawful money of the United States of America and in immediately available funds, the principal amount of Seven Hundred Fifty Thousand and 00/100 Dollars ($750,000.00), in sixty (60) equal consecutive monthly principal installments of $12,500.00 each with the first such installment due and payable on September 1, 2006 and subsequent installments (including the final installment) due and payable on the first day of each month thereafter until this Note is paid in full, subject to the payment and acceleration provisions set forth in the last paragraph of this Note.

                  The Company further agrees to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof on the dates and at the rates specified in Section 8 of the Financing Agreement of even date herewith between the Company and CIT (the "Financing Agreement"). Capitalized terms used in this Note and defined in the Financing Agreement shall have the meanings given to such terms in the Financing Agreement unless otherwise specifically defined herein.

                  This Note is a Promissory Note referred to in the Financing Agreement, evidences the Initial Additional Term Loan made to the Company thereunder, and is subject to, and entitled to, all provisions and benefits thereof, including optional and mandatory prepayment, in whole or in part, as provided therein.

         Notwithstanding any other provision of this Note to the contrary, upon the occurrence of any Event of Default specified in the Financing Agreement, or upon termination of the Financing Agreement for any reason, all amounts then remaining unpaid on this Note may become, or be declared to be, at the sole election of CIT, immediately due and payable as provided in the Financing Agreement.

                                  RONSON CORPORATION


                                  By:
                                      -----------------------------------------
                                  Name:    Louis V. Aronson II
                                  Title:   President and Chief Executive Officer

                                  RONSON CONSUMER PRODUCTS
                                  CORPORATION


                                  By:
                                      -----------------------------------------
                                  Name:    Louis V. Aronson II
                                  Title:   President and Chief Executive Officer

                                  RONSON AVIATION, INC.


                                  By:
                                      -----------------------------------------
                                  Name:    Louis V. Aronson II
                                  Title:   President and Chief Executive Officer

                                    EXHIBIT C

                             COMPLIANCE CERTIFICATE


                                              [Date]

The CIT Group/Commercial Services, Inc.

---------------------------

---------------------------

Chicago, IL  60603

         RE: Financing Agreement dated as of July [___], 2006 (the "Financing Agreement") among The CIT Group/Commercial Services, Inc. ("CIT") and Ronson Corporation, Ronson Aviation, Inc., Ronson Consumer Products Corporation and Ronson Corporation of Canada, Inc. (collectively, the "Companies")

Ladies and Gentlemen:

         Reference is made to the Financing Agreement. Capitalized terms used herein and not specifically defined shall have the meanings given to such terms in the Financing Agreement.

         Pursuant to Section 7.2(h) of the Financing Agreement, I enclose the Companies' financial statements for the month ended _______, 200__ (the "Reporting Month") and the fiscal year-to-date period ended _______, 200__. As the ________ of the Funds Administrator, I hereby certify to CIT, on behalf of the Companies, that: (a) the financial statement(s) fairly and accurately present the Companies' financial condition at the end of the particular accounting periods covered by such financial statements, as well as the Companies' operating results during such accounting periods, subject to year-end audit adjustments; (b) during the Reporting Month, (i) to my knowledge, there has occurred no Default or Event of Default under the Financing Agreement, or, if I have knowledge that any Default or Event of Default has occurred during such period, a detailed description thereof is set forth on the Exhibit __ attached hereto, and (ii) the Companies have not received any notice of cancellation with respect to its property insurance policies; and (c) Exhibit __ attached hereto sets forth detailed calculations showing compliance with all financial covenants contained in the Financing Agreement, for the periods of measurement covered by or ending on the last day of the Reporting Month.

                                              Very truly yours,



                          [attach appropriate exhibits]

                    Schedule 1.1(a) - Permitted Encumbrances



1. Liens on automobile(s) held by JP Morgan Chase NA under secured financing due June 30, 2009.
2. Liens on automobile(s) held by Ford Motor Credit under secured financing due March 15, 2009.
3. Liens on automobile(s) held by Ford Motor Credit under secured financing due December 9, 2008.
4. Liens on automobile(s) held by Ford Motor Credit under secured financing due July 12, 2008.
5. Lien on RVSM Air Data Test set held by Bevenco under Finance Agreement, due June 30, 2011.

                    Schedule 1.1(b) - Permitted Indebtedness
                    ---------------


BORROWER and LENDER                                            TYPE                 SECURITY OR             FINAL
                                                                                   LEASED ASSEPT            DUE DATE

A.       RONSON CORPORATION
         JP Morgan Chase NA                             Secured Term                    Auto                6/30/09
         (monthly payment to JP Morgan Chase NA is $1,685.99 and balance at June 30, 2006 is $55,009.94)

B.       RONSON CONSUMER PRODUCTS CORP.
         LIT-Nicholas Ridge                             Rental/TI                       None               02/01/11
                                                        Obligations
         (monthly payment to LIT-Nicholas Ridge is $4,818.33 and balance at June 30, 2006 is $233,833.67)

         Ford Motor Credit                              Secured term                    Auto               03/15/09
                (monthly payment to Ford Motor Credit is $650.00 and balance at June 30, 2006 is $21,173.27)
         Wells Fargo*                                   Equipment Lease       SB Forklifts & Racking        1/2008
         (monthly payment is $2,292.46 and balance at June 30, 2006 is $40,016)

         Pitney Bowes                                   Equipment Lease       Digital Postage Machine       12/2010
         (monthly payment is $330.00 and balance at June 30, 2006 is $16,726)

         NHMG Financial                                 Equipment Lease       Used 2002 Yale Forklift       7/2010
         (monthly payment is $306.00 and balance at June 30, 2006 is $12,879)

         Banc of America Leasing                        Equipment Lease       Coster Aerosol Line           11/2010
         (monthly payment is $15,997.73 and balance at June 30, 2006 is $620,196)

         Banc of America Leasing                        Equipment Lease       Alpha Checkweigher            11/2010
         (monthly payment is $540.32 and balance at June 30, 2006 is $23,020)

         Banc of America Leasing                        Equipment Lease       Kidde Firewall Fire           11/2010
                                                                              System
         (monthly payment is $461.50 and balance at June 30, 2006 is $19,303)

         Banc of America Leasing                        Equipment Lease       Dartonics Ink Jet             11/2010
         (monthly payment is $190.58 and balance at June 30, 2006 is $7,829)

         Banc of America Leasing                        Equipment Lease       Hansen Timing                 9/2010
         (monthly payment is $92.30 and balance at June 30, 2006 is $3,578)

         Banc of America Leasing                                              Rockford Midland              9/2009
         (monthly payment is $799.12 and balance at June 30, 2006 is $30,356)

         Banc of America Leasing                        Equipment Lease       M-F Case Packer               10/2011
         (monthly payment is $3,526.91 and balance at June 30, 2006 is $186,742)

         Banc of America Leasing                        Equipment Lease       Boiler                        10/2011

         (monthly payment is $1,339.20 and balance at June 30, 2006 is $70,908)

         Banc of America Leasing                        Equipment Lease       Hoppman Cap Feeder            8/2011
         (monthly payment is $443.75 and balance at June 30, 2006 is $22,890)

* Combined on one lease under the name of Ronson Corporation.

                                       53


C.       RONSON AVIATION, INC.
         Ford Motor Credit                              Secured term                   Auto                 12/09/08
         (monthly payment to Ford Motor Credit is $194.57 and balance at June 30, 2006 is $5,158.90)

         Ford   Motor Credit                            Secured term                   Auto                 07/12/08
         (monthly payment to Ford Motor Credit is $317.83 and balance at June 30, 2006 is $7,143.06)

         Wells Fargo*                                   Equipment Lease            De-ice truck             1/2008
         (monthly payment is $1,115.39 and balance at June 30, 2006 is $19,178.04)

         Bevenco/US Bancorp.                            Secured term               RVSM Air Data          06/30/11
                                                                                       Test Set
         (monthly payment is $457.88 and balance at June 30, 2006 is $19,900)


         * Combined on one lease under the name of Ronson Corporation.



D. Contribution Agreement dated July 31, 2006 by and between Ronson Corporation and Louis V. Aronson II, so long as and to the extent that Ronson Corporation's obligations to make payments thereunder are subordinate to the Obligations.


E. ISDA Agreement between Ronson Corporation and Bank of America.


F.  Contribution,  subrogation  and other  rights and  remedies of any  Domestic
Company against any other Company or any Collateral arising by reason of such Domestic Company's performance or satisfaction of its joint and several liability under the Loan Documents, so long as and to the extent that Ronson Corporation's rights thereunder are subordinate to the Obligations.

                      Schedule 1.1(c) - Permitted Tax Liens
                      ---------------


1. Certificate of Debt entered May 11, 2006 in the Superior Court of the State of New Jersey, against Ronson Corporation, with a stated amount (including penalty, interest and costs of collection) of $229,558.39, of which approximately $123,517 is due as of the date hereof.

                  Schedule 1.1(d) - Description of Real Estate
                  ---------------

The contiguous plot of property located at 3 Ronson Road and 6 Ronson Road, Woodbridge, New Jersey, known as Lot 1-D, Block 367 as shown on the Township of Woodbridge tax map.

              Schedule 7.1(b) - Company and Collateral Information
              ---------------

Exact Company Name in State of Incorporation:
--------------------------------------------

         Ronson Corporation

State of Incorporation or Formation:
------------------------------------

         New Jersey

F.E.I.N.:
---------

         22-0743290

State Organizational No.:
-------------------------
         7693250000

Address of Chief Executive Office:
----------------------------------

         Corporate Park III, Campus Drive
         PO Box 6707
         Somerset, NJ  08875

Collateral Locations:
---------------------

         Corporate Park III, Campus Drive
         Somerset, NJ  08875

Exact Company Name in State of Incorporation:
--------------------------------------------

         Ronson Consumer Products Corporation

State of Incorporation or Formation:
------------------------------------

         New Jersey

F.E.I.N.:
---------

         22-2380407

State Organizational No.:
-------------------------
         0100153715

Address of Chief Executive Office:
----------------------------------

         Corporate Park III, Campus Drive
         PO Box 6707
         Somerset, NJ  08875

Collateral Locations:
---------------------

         3 Ronson Road, Woodbridge, NJ  07095
         6 Ronson Road, Woodbridge, NJ  07095
         178 Ridge Road, Dayton, NJ  08810


Exact Company Name in State of Incorporation:
--------------------------------------------
         Ronson Aviation, Inc.

State of Incorporation or Formation:
------------------------------------
         New Jersey

F.E.I.N.:
---------
         21-0729844

State Organizational No.:
-------------------------
         7693211000

Address of Chief Executive Office:
----------------------------------
         Corporate Park III, Campus Drive
         PO Box 6707
         Somerset, NJ 08875

Collateral Locations:
---------------------
         Trenton-Mercer Airport, Trenton, NJ 08628

Exact Company Name in State of Incorporation:
--------------------------------------------
         Ronson Corporation of Canada Ltd.

State of Incorporation or Formation:
------------------------------------
         Ontario, Canada

F.E.I.N.:
---------
         12177 8682 RC0001

State Organizational No.:
-------------------------
         629727

Address of Chief Executive Office:
----------------------------------
         Corporate Park III, Campus Drive
         P0 Box 6707
         Somerset, NJ 08875

Collateral Locations:
---------------------
         5810 Ambler Drive, Unit 12
         Mississauga, Ontario L4W4J5

                     Schedule 7.1(f) - Environmental Matters
                     ---------------

Groundwater contamination existing at the Prometcor, Inc. site, located at 35-65 Manufacturer's Place, Newark, New Jersey. The estimated liability for remedial cost and expense associated with any remaining groundwater contamination at the Prometcor site was estimated at a lower limit of approximately $500,000 and at an upper limit of approximately $1.1 million.

Contamination at the site of Trenton-Mercer Airport, Trenton, New Jersey. Ronson Aviation, Inc. removed underground fuel storage tanks during the period between 1999 and 2006, as required by the New Jersey Department of Environmental Protection. Final testing of the soil has not been completed or accepted by the NJDEP.

Contamination, if any, in the soil from an underground storage tank used for heating oil at the site of Ronson Consumer Products Corporation, 6 Ronson Road, Woodbridge, New Jersey. When the storage tank was removed a vent pipe was noted. Currently an investigation as to the source of the vent pipe is underway.

                          Schedule 7.1(g) - Litigation
                          ---------------

         Steel Partners II, L.P., et al v. Louis V. Aronson II, Robert A. Aronson, Erwin M. Ganz, I. Leo Motiuk, Gerard J. Quinnan, Justin P. Walder, Saul
H. Weisman, Carl W. Dinger III and Ronson Corporation (March 25, 2003; Superior Court of New Jersey, Chancery Division, Essex County).

         Steel Partners II, L.P. v. Louis V. Aronson II, Robert A. Aronson, Barbara L. Collins, Carl W. Dinger III, Paul H. Einhorn, Erwin M. Ganz, Daryl K. Holcomb, I. Leo Motiuk, Gerard J. Quinnan, Justin P. Walder, and Saul H. Weisman (April 14, 2005; United States District Court for the District of New Jersey).

         Juraj Kosco and Maria Kosco vs. Ronson Consumer Products Corporation, Ronson Corporation, Industrial Waste Management, Inc., Cuno Incorporated, XYZ Corporations #1-10 (fictitious parties), John and/or Jane Does #1-10 (fictitious individuals) (Middlesex County, Docket No. L-3508-03).

         Steven Gregory v. Easton Enterprise, Inc. (Superior Court of New Jersey, Camden County, Docket No. L-2911-06).

         Lenora Crichton v. Ronson Corporation of Canada Ltd. and Canada Safeway Limited (The Queens Bench, Winnipeg Centre, File No. CL-02-01-27574).

                  Schedule 7.1(h) - Subsidiaries and Affiliates
                  ---------------

Ronson Consumer Products Corporation, a New Jersey corporation
Ronson Corporation of Canada Ltd., an Ontario corporation
Ronson Aviation, Inc., a New Jersey corporation
Ronson Hydraulic Units Corporation, a North Carolina corporation
Prometcor, Inc., a New Jersey corporation




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

                  Schedule 7.4(i) - Related Party Transactions
                  ---------------

1. Transactions described under clause (w) of Section 7.4(h) of this Financing Agreement, which information is incorporated herein by reference.






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


                         Schedule 7.4(l) - Bank Accounts
                         ---------------

A. Current Bank Accounts with Bank of America/CIBC:
Name                                                       Account No.
----                                                       -----------

Ronson Corporation
     Operating Account                                     940706741*
     State Tax Payout Account                              940707039*
     401 (K) Contribution Account                          4225022219*
     Payroll Account                                       940706806*
     Special Account                                       0313-22295*

Ronson Consumer Products Corp.
     Operating Account                                     940706725*
     Payroll Account                                       940706733*
     Tax Payment Account                                   4225006078*
     COD Account                                           009458814189*
     Disbursement Account                                  0080212918*
     Cash Collateral (not needed)                          940706717++
     Lockbox address                                       PO Box 23155*
                                                           Newark, NJ 07189

Ronson Aviation, Inc.
     Operating Account                                     000241000203*
     Payroll Account                                       000261000373*
     Credit Card Payment Account                           004284032295++
     EFT Tax Transfer Account                              0042220009483*

Ronson Corporation of Canada Ltd.
     Operating Account                                     80-00816
     Lockbox address                                       PO Box 3527
                                                           Toronto, Ontario
                                                           Canada M5L1K1

*This account will be closed by the Company following the Closing Date and reopened at another financial institution reasonably satisfactory to CIT.

++This account will be closed by the Company following the Closing Date.

B. Depository Accounts with Wachovia Bank:
Name:                                                         Account number:

Ronson Corporation (CIT Account)                              2000018598065
--------------------------------

Ronson Consumer Products Corporation (CIT Account)            2000017267135
--------------------------------------------------

Ronson Aviation, Inc. (CIT Account)                           2000017267148
-----------------------------------




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